UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-06400

The Advisors’ Inner Circle Fund

(Exact name of registrant as specified in charter)

CT Corporation

101 Federal Street

Boston, MA 02110

(Address of principal executive offices) (Zip code)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Name and address of agent for service)

Registrant’s telephone number, including area code: (877) 446-3863

Date of fiscal year end: October 31, 2015

Date of reporting period: October 31, 2015

Item 1.	Reports to Stockholders.

The Advisors' Inner Circle Fund

ACADIAN

Acadian Emerging Markets Portfolio
Acadian Emerging Markets Debt Fund

Annual Report **October 31, 2015**

Investment Adviser:
Acadian Asset Management LLC

THE ADVISORS’ INNER CIRCLE FUND	ACADIAN FUNDS
OCTOBER 31, 2015

The Funds file their complete schedules of investments of fund holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q within sixty days after period-end. The Funds’ Forms N-Q are available on the SEC’s web site at http://www.sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to fund securities, as well as information relating to how a portfolio voted proxies relating to fund securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-866-AAM-6161; and (ii) on the SEC’s website at http://www.sec.gov.

THE ADVISORS’ INNER CIRCLE FUND	ACADIAN EMERGING
MARKETS PORTFOLIO
OCTOBER 31, 2015 (Unaudited)

Dear Shareholder:

We are pleased to present the annual report for the Acadian Emerging Markets Portfolio (the “Portfolio”). This commentary covers the twelve months from November 1, 2014 to October 31, 2015, focusing on the Portfolio’s performance and some of the conditions and decisions that impacted returns.

Portfolio Performance Review

For the twelve months ended October 31, 2015, the Acadian Emerging Markets Portfolio posted a return of -15.51%, versus -14.22% for the MSCI Emerging Markets Index, a widely followed emerging markets benchmark.

Market Review

After posting a moderate gain in November, emerging markets tumbled in December, with most countries feeling the pressures of heightened risk aversion stemming from falling commodity prices and currency values. 2015 started out on a bright note, as investors responded favorably to indications that further monetary easing and pro-growth reforms may be on the horizon in China. However, there were a number of destabilizing forces that combined to drive investors away from the asset class over the third quarter – including sharp declines in local equity prices in China, a surprise devaluation of the yuan in August, and political developments in Turkey and Thailand. In addition, expectations of a Federal Reserve rate hike and continued declines in commodity prices, which constitute the primary export earnings in some developing nations, further contributed to lower equity levels. The asset class saw a modest recovery late in the period, however, bolstered in part by fresh moves by Chinese policymakers to stave off weakness and optimism that Turkey’s parliamentary election would yield a more stable political environment. For the period as a whole, emerging markets collectively declined -14.22%. Greece, Brazil, and Colombia were among the weaker performers in the asset class. Meanwhile, stronger performers included China, the Philippines, and Korea.

Portfolio Structure

The Portfolio was invested in a broad range of emerging companies and markets over the period. The investment process considered both bottom-up company attractiveness and top-down country ratings, combined with benchmark-relative risk controls, to determine individual stock positions. The Portfolio was attractively valued relative to the MSCI Emerging Markets Index on important measures such as share price relative to earnings and book value. Significant country overweight positions included India, Brazil, Turkey, and Korea. Mexico and Taiwan started out the period overweighted, but shifted to underweight positions. Meanwhile, Poland began the period underweighted, but shifted to an overweight position. The Portfolio was generally underweighted relative to the benchmark in China, Russia, South Africa, and the Philippines.

THE ADVISORS’ INNER CIRCLE FUND	ACADIAN EMERGING
MARKETS PORTFOLIO
OCTOBER 31, 2015 (Unaudited)

Portfolio Performance

The Portfolio underperformed the benchmark for the period. Contributing most significantly to this result were overweight positions in Brazil and Turkey, along with a combination of stock selection and a market underweight in South Africa. Looking at more successful investments, the Portfolio gained value from stock selection in India and Poland, as well as a combination of stock selection and a market underweight in Malaysia.

We continue to view the asset class positively and believe it forms an essential part of global portfolio diversification. Please let us know if we can provide any additional information.

Sincerely,

Brian K. Wolahan

Senior Vice President

This represents the manager’s assessment of the Portfolio and market environment at a specific point in time and should not be relied upon by the reader as research or investment advice.

The performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares when redeemed may be worth more or less than their original cost and current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, please call 1-866-AAM-6161 or visit our website at www.acadian-asset.com.

Investing involves risk including loss of principal. In addition to the normal risks associated with investing, international investments may involve risk of capital loss from unfavorable fluctuation in currency values, from differences in generally accepted accounting principles or from social, economic or political instability in other nations. Emerging markets involve heightened risks related to the same factors as well as increased volatility and lower trading volume. Diversification does not protect against market loss. Holdings are subject to change.

The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. The MSCI Emerging Markets Index consists of the following 23 emerging market country indexes: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Peru, Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates.

THE ADVISORS’ INNER CIRCLE FUND	ACADIAN EMERGING
MARKETS PORTFOLIO
OCTOBER 31, 2015 (Unaudited)

Growth of a $10,000 Investment

*	If the Adviser and/or Portfolio’s service providers had not limited certain expenses, the Portfolio’s total return would have been lower.

The performance data quoted herein represents past performance and the return and value of an investment in the Portfolio will fluctuate so that, when redeemed, may be worth less than its original cost. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Portfolio. The Portfolio’s performance assumes the reinvestment of dividends and capital gains. Index returns assume reinvestment of dividends and, unlike a Portfolio’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

There are no assurances that the Portfolio will meet its stated objectives.

The Portfolio’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on

Portfolio distributions or the redemption of Portfolio shares.

(See definition of comparative index on page 2).

THE ADVISORS’ INNER CIRCLE FUND	ACADIAN EMERGING
MARKETS DEBT FUND
OCTOBER 31, 2015 (Unaudited)

Dear Shareholder:

We are pleased to present the annual report for the Acadian Emerging Markets Debt Fund (the “Fund”). This commentary covers the twelve months from November 1, 2014 to October 31, 2015, focusing on the Fund’s performance and some of the conditions and decisions that impacted returns.

Fund Performance Review

For the twelve months ended October 31, 2015, the Acadian Emerging Markets Debt Fund returned -19.09%, versus -17.42% for the JPMorgan GBI-EM Global Diversified Index, a standard emerging market debt benchmark that reflects the universe of investable local currency bonds with individual country exposures capped at 10% each.

Economic and Market Conditions

The beginning of the period was marked by ongoing signs of economic recovery in the U.S., fears about another euro-zone crisis amid political uncertainty in Greece, an unexpected policy rate cut by China’s central bank, and an accelerated decline in crude prices. The first quarter of the New Year saw stabilization in oil prices, as well as new quantitative easing announced by the European Central Bank, a provisional extension of bailout funding in Greece, and the potential for additional stimulus measures in China. Volatility ensued thereafter, however, given the ongoing threat of a Greek default, China’s devaluation of the yuan and subsequent concerns about slowing growth, tumbling commodities prices, and increased uncertainty around the expected timing of a Federal Reserve rate hike.

Fund Structure

The Fund reduced duration over the period, achieving a slight underweight for the first time in over two years by the end of Q3. Bond exposure was reduced most sharply in countries with rebounding growth and inflation and where further interest rate cuts appeared unlikely: Poland, Hungary, Russia, Indonesia, Chile and Mexico. Some duration was rotated into markets where policy easing is expected next year, even in a scenario of Federal Reserve hikes: Czech Republic, India and Brazil. Dollar-denominated bond exposures were maintained in several low duration securities, including Angola, Ecuador, and Tanzania. However, local currency-denominated frontier exposures continued to be trimmed, including bonds in Serbia and Zambia.

Currency exposure maintained a small net negative for most of the period. Persistent overweight exposures to the Russian ruble, Indian rupiah, Philippines peso and Polish zloty were more than offset by periodic underweights in the Mexican peso, Peruvian sol, Thai baht, Romanian leu, Brazilian real, Malaysian ringgit and Turkish lira.

THE ADVISORS’ INNER CIRCLE FUND	ACADIAN EMERGING
MARKETS DEBT FUND
OCTOBER 31, 2015 (Unaudited)

Fund Performance

The Fund underperformed the benchmark for the period. The Fund’s nominal losses came from both bonds and currencies, offsetting gains from interest. With respect to currencies, positions in the Brazilian real, Turkish lira, Colombian peso and Malaysian ringgit subtracted the most basis points. An underweight in the Taiwanese dollar provided a modest amount of offset. On the bond side, exposures in Brazil, Indonesia, Turkey, and Ecuador were the top detractors. Investments in Russia and Serbia helped mitigate these losses.

Please let us know if we can provide any additional information.

Sincerely,

L. Bryan Carter

Senior Vice President

This represents the manager’s assessment of the Fund and market environment at a specific point in time and should not be relied upon by the reader as research or investment advice.

Duration is used to help assess the sensitivity of bond prices to changes in interest rates. Specifically, duration measures the potential change in value of a bond that would result from a 1% change in interest rates. The shorter the duration of a bond, the less its price will potentially change as interest rates go up or down (and the longer the duration of a bond, the more its price will potentially change).

The performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares when redeemed may be worth more or less than their original cost and current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, please call 1-866-AAM-6161 or visit our website at www.acadian-asset.com.

Mutual fund investing involves risk including loss of principal. In addition to the normal risks associated with investing, international investments may involve risk of capital loss from unfavorable fluctuation in currency values, from differences in generally accepted accounting principles or from economic or political instability in other nations. Emerging markets involve heightened risks related to the same factors, in addition to those associated with their relatively small size and lesser liquidity. Bonds and bond funds will decrease in value as interest rates rise. The Fund is non-diversified. The Fund may invest in derivatives, which are often more volatile than other investments and may magnify the Fund’s gains or losses.

THE ADVISORS’ INNER CIRCLE FUND	ACADIAN EMERGING
MARKETS DEBT FUND
OCTOBER 31, 2015 (Unaudited)

The JPMorgan GBI-EM Global Diversified Index tracks local currency bonds issued by emerging market governments. It limits the weights of those index countries with larger debt stocks by only including a specified portion of these countries eligible current face amounts of debt outstanding. Index performance returns do not reflect any management fees, transaction costs or expenses. Indexes are unmanaged and investors cannot invest directly in an index.

THE ADVISORS’ INNER CIRCLE FUND	ACADIAN EMERGING
MARKETS DEBT FUND
OCTOBER 31, 2015 (Unaudited)

Growth of a $10,000 Investment

*	If the Adviser and/or Fund’s service providers had not limited certain expenses, the Fund’s total return would have been lower.
**	The Fund commenced operations on December 17, 2010.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. The Fund’s performance assumes the reinvestment of dividends and capital gains. Index returns assume reinvestment of dividends and, unlike a fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

There are no assurances that the Fund will meet its stated objectives.

The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on

Fund distributions or the redemption of Fund shares.

(See definition of comparative index on page 6).

THE ADVISORS’ INNER CIRCLE FUND	ACADIAN EMERGING
MARKETS PORTFOLIO
OCTOBER 31, 2015

SECTOR WEIGHTINGS† (unaudited)

†	Percentages based on total investments.

SCHEDULE OF INVESTMENTS
COMMON STOCK — 97.3%
	Shares	Value

Argentina — 0.3%
Ternium ADR	356,805	$5,127,288

Brazil — 6.5%
Ambev	233,200	1,154,345
Banco do Brasil	1,810,800	7,498,535
BM&F Bovespa SA	264,000	780,387
BRF	887,500	13,830,691
CETIP - Mercados Organizados	517,200	4,573,134
Cia de Saneamento de Minas Gerais-COPASA	115,100	387,989
Cia Energetica de Minas Gerais ADR	413,702	806,719
EDP - Energias do Brasil	1,577,100	4,612,850
Embratel Participacoes* (A)	794	2
Equatorial Energia	70,700	630,453
Fibria Celulose	1,053,200	14,375,659
FII BTG Pactual Corporate Office Fund‡	6,995	190,939
JBS	4,172,407	15,417,096
Light	496,800	1,652,758
Lojas Renner	674,000	3,233,201
Magazine Luiza	22,538	68,960

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	ACADIAN EMERGING
MARKETS PORTFOLIO
OCTOBER 31, 2015

COMMON STOCK — continued
	Shares	Value
Brazil — (continued)
Marfrig Global Foods*	2,055,600	$3,395,307
Multiplus	162,000	1,442,502
Nova Embrapar Participacoes* (A)	854	—
Porto Seguro	550,300	4,613,242
Raia Drogasil	640,900	6,645,730
Sao Martinho	41,300	475,803
Seara Alimentos* (A)	911	1
Smiles	416,500	3,250,742
Tim Participacoes	1,524,100	3,339,421
Tim Participacoes ADR	347,949	3,865,714
Tractebel Energia, Ser B	108,500	952,897
Ultrapar Participacoes	317,600	5,517,678
Valid Solucoes	39,800	451,917
Via Varejo	325,200	358,377

		103,523,049

Chile — 0.6%
Corpbanca ADR	16,234	222,406
Enersis ADR	672,846	8,915,209

		9,137,615

China — 14.2%
51job ADR*	18,670	631,233
Agricultural Bank of China	43,478,000	17,756,834
ANTA Sports Products	917,000	2,563,227
Bank of China	77,239,000	36,384,414
Bank of Chongqing	482,500	360,688
Bank of Communications	4,211,000	3,109,930
Boer Power Holdings	218,000	356,667
Changyou.com ADR*	26,036	519,679
China Citic Bank	15,177,000	9,820,101
China Communications Services	2,568,000	1,033,398
China Construction Bank	34,067,000	24,668,037
China Eastern Airlines*	628,000	406,077
China Lodging Group ADR*	41,661	1,221,500
China Machinery Engineering	302,000	262,847
China Merchants Bank	6,344,500	16,575,948
China Ming Yang Wind Power Group ADR*	159,793	354,741
China Petroleum & Chemical	2,710,000	1,941,112
China Railway Construction	2,594,500	3,938,629
China Railway Group	7,254,000	6,893,068

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	ACADIAN EMERGING
MARKETS PORTFOLIO
OCTOBER 31, 2015

COMMON STOCK — continued
	Shares	Value
China — (continued)
China Southern Airlines	10,720,000	$9,140,055
China Sports International*	670,000	6,176
China Telecom	38,942,000	20,380,497
Chongqing Rural Commercial Bank	3,122,000	1,965,982
Datang International Power Generation	984,000	363,767
Dongfeng Motor Group	1,228,000	1,772,445
Guangdong Electric Power Development, Cl B	670,133	438,812
Huadian Power International	3,458,000	2,529,127
Huaneng Power International	13,230,000	14,349,291
Industrial & Commercial Bank of China	933,000	594,029
Jiangsu Future Land, Cl B	561,100	1,250,679
Lao Feng Xiang, Cl B	61,700	266,442
Metallurgical Corp of China (A)	1,164,000	427,735
NetEase ADR	155,002	22,402,439
New China Life Insurance	811,700	3,565,885
New Oriental Education & Technology Group ADR	18,841	518,316
People’s Insurance Group of China	7,656,000	4,107,400
Ping An Insurance Group of China	1,356,000	7,615,536
Qingling Motors	508,000	163,722
Semiconductor Manufacturing International*	4,278,000	398,255
Shanghai Mechanical and Electrical Industry, Cl B	268,300	678,433
Shenzhen Expressway	446,000	343,256
Shimao Property Holdings	182,500	320,266
Sinopec Shanghai Petrochemical	778,000	324,059
TravelSky Technology	484,000	711,667
Weiqiao Textile	891,000	400,606
Xiamen International Port	1,210,000	307,110
Xinhua Winshare Publishing and Media	433,000	365,059
XTEP International Holdings	643,000	334,043
Zhejiang Expressway	356,000	438,195

		225,277,414

Colombia — 0.1%
Avianca Holdings ADR	114,340	455,073
Ecopetrol ADR	60,671	565,454
Grupo Aval Acciones y Valores ADR	62,616	501,554

		1,522,081

Czech Republic — 0.1%
CEZ	65,131	1,308,409

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	ACADIAN EMERGING
MARKETS PORTFOLIO
OCTOBER 31, 2015

COMMON STOCK — continued
	Shares	Value
Egypt — 0.2%
Commercial International Bank Egypt	335,463	$2,214,805
Talaat Moustafa Group	521,702	444,927
Telecom Egypt	282,406	242,598

		2,902,330

Greece — 0.0%
Hellenic Telecommunications Organization	33,461	312,504
Tsakos Energy Navigation	44,637	400,394

		712,898

Hong Kong — 5.0%
Beijing Capital International Airport	432,000	458,501
Belle International Holdings	2,558,000	2,484,022
Chaoda Modern Agriculture Holdings ADR*	6,346	14,025
China Aoyuan Property Group	1,459,000	325,826
China Dongxiang Group	1,827,000	466,002
China Foods*	902,000	413,166
China High Speed Transmission Equipment Group	319,000	286,501
China Lesso Group Holdings	3,091,000	2,512,826
China Lilang	568,000	483,701
China Mobile	2,742,500	32,775,213
China Power International Development	4,308,000	2,716,351
China Resources Power Holdings	408,000	924,128
China Taiping Insurance Holdings*	155,800	490,360
China Travel International Investment Hong Kong	1,524,000	689,321
China Unicom Hong Kong	12,566,000	15,472,136
CITIC	655,000	1,222,090
Fosun International	152,000	277,619
Future Land Development Holdings	1,724,000	268,372
Geely Automobile Holdings	11,820,000	6,332,899
GOME Electrical Appliances Holding	9,975,000	1,837,520
HL Technology Group*	758,000	291,872
HOSA International	678,000	280,420
Lee & Man Paper Manufacturing	553,000	345,631
Longfor Properties	1,256,000	1,691,238
Real Nutriceutical Group	885,000	114,680
Shenzhen Investment	832,000	336,836
Sino Biopharmaceutical	448,000	560,996
Skyworth Digital Holdings	4,950,000	3,681,273
Sunac China Holdings	308,000	189,810
Tianneng Power International	1,208,000	880,640

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	ACADIAN EMERGING
MARKETS PORTFOLIO
OCTOBER 31, 2015

COMMON STOCK — continued
	Shares	Value
Hong Kong — (continued)
Tonly Electronics Holdings	71,000	$43,968
Uni-President China Holdings	814,000	669,177
Universal Health International Group Holding	794,000	314,784

		79,851,904

Hungary — 0.1%
Richter Gedeon Nyrt	43,352	723,723

India — 13.0%
Amtek Auto	676,330	412,842
Apollo Tyres	2,552,288	6,674,490
Aurobindo Pharma	1,681,076	21,529,097
Bank of Baroda	116,534	285,043
Bharat Electronics	46,653	890,256
Bharat Petroleum	1,174,630	15,687,299
Bharti Infratel	82,765	494,087
Britannia Industries	131,207	6,506,035
CCL Products India	161,888	538,547
Ceat	162,677	2,690,679
Chennai Petroleum*	139,387	457,076
Cipla	53,217	563,299
Dish TV India*	517,691	840,886
Dishman Pharmaceuticals & Chemicals	85,471	476,754
Divi’s Laboratories*	39,052	690,647
Dr Reddy’s Laboratories	11,535	754,936
Emami	61,940	1,020,322
Eros International Media*	39,939	169,614
Escorts	171,715	463,423
Federal Bank	645,936	537,099
Geometric	101,511	211,036
Gujarat State Fertilizers & Chemicals	515,989	572,185
HCL Technologies	1,737,902	23,205,020
Hexaware Technologies	631,474	2,320,776
Himatsingka Seide	138,814	436,583
Hindustan Petroleum	1,133,997	13,355,883
Indian Oil*	1,066,254	6,525,280
Indraprastha Gas	205,809	1,539,751
Infosys	71,043	1,236,778
ITC	576,488	2,956,838
JK Tyre & Industries	596,820	929,276
JSW Energy	514,670	734,260
Jubilant Life Sciences	66,589	416,654

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	ACADIAN EMERGING
MARKETS PORTFOLIO
OCTOBER 31, 2015

COMMON STOCK — continued
	Shares	Value
India — (continued)
Karnataka Bank	153,873	$303,482
KEC International	146,954	301,056
Lupin	424,249	12,530,534
Maruti Suzuki India	288,110	19,618,083
Mindtree	79,391	1,910,540
MRF	16,312	9,946,606
National Aluminium	12,715	7,492
NCC	4,436	5,465
Nilkamal	30,379	463,928
Petronet LNG	266,868	791,166
PVR	87,807	1,116,880
Sasken Communications Technologies	76,232	331,340
SRF	24,120	488,501
Tata Chemicals	91,225	570,692
Tata Consultancy Services	276,231	10,552,189
Tata Elxsi	108,901	3,045,648
Tata Motors	1,448,695	8,528,628
Torrent Pharmaceuticals	25,754	609,581
Uflex	63,461	175,150
UPL	722,056	5,083,238
Welspun India	92,406	1,019,296
Wipro	600,211	5,264,519
WNS Holdings ADR*	80,743	2,750,914
Wockhardt	192,634	4,414,150

		205,951,829

Indonesia — 1.6%
Adaro Energy	2,942,400	128,389
Agung Podomoro Land*	3,242,100	65,088
AKR Corporindo	2,003,800	863,395
Bank Negara Indonesia Persero	10,168,800	3,518,790
Bank Tabungan Negara Persero	6,633,600	574,098
Darma Henwa*	6,998,260	25,564
Elnusa	5,914,000	149,946
Indofood Sukses Makmur	4,787,900	1,928,130
Lippo Cikarang*	277,800	162,055
Matahari Department Store	765,300	923,632
Mitra Keluarga Karyasehat	8,590,000	1,754,086
Multipolar*	4,964,500	118,704
Siloam International Hospitals	1,032,700	822,387
Sri Rejeki Isman	46,384,600	1,291,420

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	ACADIAN EMERGING
MARKETS PORTFOLIO
OCTOBER 31, 2015

COMMON STOCK — continued
	Shares	Value
Indonesia — (continued)
Surya Semesta Internusa	7,163,800	$336,605
Telekomunikasi Indonesia ADR	99,890	3,971,627
Telekomunikasi Indonesia Persero	39,309,300	7,674,589
Unilever Indonesia	124,300	335,154
United Tractors	1,119,700	1,470,166

		26,113,825

Malaysia — 2.2%
British American Tobacco Malaysia	22,400	321,996
DRB-Hicom	277,800	86,651
IHH Healthcare	325,500	478,036
Kossan Rubber Industries	162,300	307,604
KSL Holdings	514,400	188,077
Land & General	512,300	49,977
MISC	797,500	1,676,527
Petronas Chemicals Group	638,900	942,955
Petronas Dagangan	254,200	1,334,132
Sunway Construction Group*	1,313,300	397,414
Telekom Malaysia	3,539,400	5,473,632
Tenaga Nasional	7,309,600	21,517,575
Top Glove	774,600	1,711,963
VS Industry	1,218,500	439,632
YTL	1,111,700	390,631

		35,316,802

Mexico — 4.0%
Alfa, Cl A	570,926	1,183,481
Alpek, Cl A	789,784	1,140,367
America Movil ADR, Cl L	908,130	16,173,795
America Movil, Ser L	10,003,632	8,902,723
Arca Continental	68,950	440,429
Axtel*	762,000	328,921
Banregio Grupo Financiero	75,185	402,466
Bio Pappel*	38,853	45,915
Controladora Vuela Cia de Aviacion ADR*	32,151	546,245
Fomento Economico Mexicano ADR	9,195	911,132
Gruma, Cl B	649,232	9,963,815
Grupo Aeroportuario del Centro Norte Sab, Cl B	72,962	374,753
Grupo Aeroportuario del Pacifico ADR	13,336	1,214,509
Grupo Aeroportuario del Pacifico, Cl B	887,143	8,001,463
Grupo Aeroportuario del Sureste ADR	23,521	3,639,640

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	ACADIAN EMERGING
MARKETS PORTFOLIO
OCTOBER 31, 2015

COMMON STOCK — continued
	Shares	Value
Mexico — (continued)
Grupo Financiero Banorte, Cl O	537,656	$2,878,405
Grupo Financiero Inbursa, Cl O	375,327	752,118
Grupo Financiero Interacciones, Cl O	138,321	895,187
Industrias Bachoco	67,218	305,940
OHL Mexico*	1,803,469	2,383,473
Wal-Mart de Mexico	1,081,017	2,863,244

		63,348,021

Peru — 0.7%
Credicorp	93,536	10,586,405

Philippines — 0.5%
Cebu Air	210,340	401,683
First Gen	2,493,000	1,350,249
Globe Telecom	62,970	3,057,100
Nickel Asia	1,982,700	337,074
Vista Land & Lifescapes	17,671,800	2,100,147

		7,246,253

Poland — 2.0%
Asseco Poland	54,129	800,308
Enea	78,613	261,800
Energa	262,898	1,121,848
Eurocash	342,565	4,622,669
Grupa Lotos*	38,440	283,413
Kernel Holding	27,318	370,797
Orange Polska	196,871	361,739
PGE Polska Grupa Energetyczna	601,318	2,241,327
Polski Koncern Naftowy Orlen	1,057,155	17,160,442
Polskie Gornictwo Naftowe i Gazownictwo	1,879,540	3,324,581
Tauron Polska Energia	2,327,921	1,830,255

		32,379,179

Qatar — 0.5%
Barwa Real Estate	672,906	8,299,836
United Development QSC	50,408	340,231

		8,640,067

Russia — 0.7%
Gazprom PAO ADR	290,186	1,222,561
Severstal PAO GDR	598,065	7,024,017

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	ACADIAN EMERGING
MARKETS PORTFOLIO
OCTOBER 31, 2015

COMMON STOCK — continued
	Shares	Value
Russia — (continued)
Sistema GDR	282,092	$1,960,000
Surgutneftegas ADR	63,321	347,154
VimpelCom ADR	146,901	555,286
X5 Retail Group GDR*	23,352	482,183

		11,591,201

South Africa — 6.0%
Astral Foods	17,206	216,355
Barclays Africa Group	163,318	2,094,127
Barloworld	81,677	461,117
Brait*	229,043	2,632,803
Clicks Group	49,136	359,194
DataTec	95,587	409,477
FirstRand	7,578,074	27,789,508
Grindrod	264,527	285,788
Investec	34,502	285,640
JSE	29,471	284,501
Liberty Holdings	254,071	2,488,755
MMI Holdings	2,796,214	5,068,553
Mondi	135,334	3,149,948
Netcare	446,197	1,270,624
Peregrine Holdings	133,875	298,274
Pioneer Foods Group	30,972	444,205
Redefine Properties‡	1,272,451	1,061,844
Reinet Investments*	228,426	523,047
Reunert	135,618	661,873
Sanlam	1,344,899	6,060,324
Sappi*	297,263	1,172,879
Sasol	458,614	14,740,565
Sibanye Gold	490,856	827,291
Sibanye Gold ADR	72,414	472,863
SPAR Group	81,254	1,167,943
Standard Bank Group	355,722	3,694,531
Steinhoff International Holdings	2,331,600	14,290,669
Telkom	660,239	3,468,892

		95,681,590

South Korea — 18.9%
ADTechnology*	13,514	178,994
Amorepacific	8,110	2,670,969
AMOREPACIFIC Group	3,830	537,074

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	ACADIAN EMERGING
MARKETS PORTFOLIO
OCTOBER 31, 2015

COMMON STOCK — continued
	Shares	Value
South Korea — (continued)
AtlasBX	181,583	$5,747,157
BGF retail	3,452	514,749
BNK Financial Group	25,607	314,458
CJ	99,112	20,730,004
CJ Hellovision	33,523	319,745
CKH Food & Health*	80,755	264,463
Coway	4,460	331,881
Daewoo Securities	568,518	5,516,690
Daou Technology	27,852	605,883
DGB Financial Group	32,964	306,424
Dongbu Insurance	5,788	345,896
Dongwon Development	8,166	306,091
Dongyang E&P	15,443	173,831
Ecoplastic	228,571	574,577
e-LITECOM	17,423	305,320
GS Holdings	17,537	769,271
GS Retail	19,181	963,737
Hana Financial Group	544,880	13,270,964
Hanil E-Hwa	119,199	1,273,010
Hanssem	1,813	370,776
Hanwha	283,370	9,312,298
Hanwha Chemical	27,843	542,995
Hanwha Life Insurance	86,892	646,597
Hite Holdings	14,760	176,640
Husteel	22,760	356,694
Hyosung	6,683	684,226
Hyundai Development - Engineering & Construction	9,629	388,314
Hyundai Hy Communications & Network	15,910	45,681
Hyundai Marine & Fire Insurance	10,708	318,461
Hyundai Motor	6,240	851,377
Hyundai Securities	153,579	931,546
Hyundai Steel	31,141	1,418,375
Interpark Holdings	46,080	472,813
INTOPS	8,242	122,621
JB Financial Group	58,455	303,268
KB Insurance	31,920	741,080
Kia Motors	475,025	23,210,190
Korea District Heating	2,802	152,554
Korea Electric Power	385,710	17,329,348
Korea Gas	8,094	302,116
Korea PetroChemical Industries	2,321	361,635

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	ACADIAN EMERGING
MARKETS PORTFOLIO
OCTOBER 31, 2015

COMMON STOCK — continued
	Shares	Value
South Korea — (continued)
Korean Air Lines*	32,312	$873,154
KT	437,709	11,341,818
KT&G	8,194	817,457
Kwangju Bank*	73,625	523,965
Kyobo Securities	12,515	107,794
LG Chemical	9,225	2,456,637
LG Display	620,301	11,753,520
LG Electronics	79,479	3,422,069
LG Uplus	143,340	1,374,270
Lotte Chemical	5,525	1,161,349
NICE Total Cash Management	82,884	587,820
NS Shopping*	2,694	459,614
Samsung Electronics	74,947	89,854,928
Samsung Life Insurance	26,087	2,486,310
Seohan	97,112	177,940
Seoyon	89,170	959,806
SK Holdings	55,515	12,980,733
SK Hynix	778,039	20,908,144
SK Innovation	3,453	361,824
SK Telecom	44,905	9,475,486
S-Oil	6,440	389,166
Sungwoo Hitech	27,695	213,792
Taeyoung Engineering & Construction	67,270	346,517
Tongyang Life Insurance	33,896	413,910
TS	21,285	419,202
Woori Bank	1,138,155	9,903,511
Youngone Holdings	12,776	805,185

		299,636,714

Taiwan — 11.9%
Accton Technology	450,000	282,167
Advanced Wireless Semiconductor	306,000	737,111
Ardentec	400,970	305,697
AU Optronics	15,048,000	4,428,250
BES Engineering	3,041,000	717,156
Catcher Technology	208,000	2,042,954
Charoen Pokphand Enterprise	263,340	178,286
Chen Full International	308,000	491,457
Cheng Loong	1,863,680	659,846
China Airlines*	2,645,000	948,263
Chunghwa Telecom	663,000	2,034,554

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	ACADIAN EMERGING
MARKETS PORTFOLIO
OCTOBER 31, 2015

COMMON STOCK — continued
	Shares	Value
Taiwan — (continued)
Compal Electronics	713,000	$445,500
Compeq Manufacturing	942,000	620,374
Coretronic	689,250	636,946
CTBC Financial Holding	2,298,932	1,260,798
Elite Advanced Laser	127,200	538,362
Elite Material	268,000	549,898
Elitegroup Computer Systems	300,926	209,014
First Financial Holding	5,853,599	2,833,666
Forhouse*	586,000	231,756
Formosa Chemicals & Fibre	898,000	2,058,033
Formosa Petrochemical	877,000	2,133,601
Formosan Rubber Group	287,000	162,362
Foxconn Technology	1,478,640	3,883,750
Fubon Financial Holding	15,057,520	24,333,950
Global Brands Manufacture	389,643	87,269
Global Lighting Technologies	171,000	345,397
Grand Pacific Petrochemical	609,000	298,771
Hon Hai Precision Industry	13,134,147	34,937,400
Hong YI Fiber Industry	146,000	117,891
Hua Nan Financial Holdings	531,000	255,611
Innolux	24,709,640	8,311,713
Inventec	5,368,851	3,082,617
Mega Financial Holding	4,180,000	3,044,822
Mercuries & Associates Holding	1,025,138	673,096
Mirle Automation	271,950	239,898
Nan Ya Plastics	343,000	682,565
Pegatron	8,651,343	21,212,731
Pou Chen	8,669,270	12,225,933
Powertech Technology	1,199,000	2,653,130
Sesoda	264,600	276,953
Shinkong Synthetic Fibers	649,000	177,547
Silicon Motion Technology ADR	10,986	349,245
SinoPac Financial Holdings	17,104,122	5,647,283
Star Comgistic Capital*	342,000	174,951
Sun Financial Holding	653,248	392,676
Taishin Financial Holding	14,420,807	5,650,263
Taiwan Business Bank*	2,311,242	593,487
Taiwan Land Development	816,200	270,103
Taiwan PCB Techvest	294,000	327,536
Taiwan Semiconductor	454,000	397,172
Taiwan Semiconductor Manufacturing ADR	362,977	7,970,975

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	ACADIAN EMERGING
MARKETS PORTFOLIO
OCTOBER 31, 2015

COMMON STOCK — continued
	Shares	Value
Taiwan — (continued)
Taiwan Surface Mounting Technology	647,829	$604,170
Taiwan Union Technology	395,000	338,222
Tatung*	3,520,000	641,751
TOPBI International Holdings	108,000	443,723
Uni-President Enterprises	199,000	336,860
United Integrated Services	256,000	302,406
United Microelectronics	25,149,000	9,199,609
United Orthopedic	190,978	485,924
Wan Hai Lines	1,864,000	1,236,801
Win Semiconductors	651,361	887,850
Winbond Electronics*	13,969,000	3,376,342
Yi Jinn Industrial	1,224,000	516,996
Yuanta Financial Holding	18,381,814	7,225,554
Zig Sheng Industrial*	676,000	197,008

		188,914,002

Thailand — 3.7%
Ananda Development	2,546,400	297,945
AP Thailand	6,054,900	1,018,879
Asia Aviation	2,526,800	328,512
Bangchak Petroleum NVDR	2,847,900	2,886,641
Bangkok Airways	44,900	25,374
Bangkok Bank	665,900	3,133,611
Bangkok Bank NVDR	420,400	1,973,040
Bangkok Expressway NVDR	166,400	167,939
Bangkok Ranch*	1,798,200	369,069
Delta Electronics Thailand NVDR	169,700	402,198
Indorama Ventures	575,000	372,402
IRPC	11,804,100	1,354,527
Jasmine International NVDR	1,293,000	205,050
Krung Thai Bank	5,257,400	2,524,530
Krung Thai Bank NVDR	10,352,900	4,965,744
PTG Energy	1,216,000	512,828
PTT Global Chemical NVDR	5,111,900	8,011,775
PTT NVDR	1,628,600	12,650,979
Regional Container Line NVDR	839,700	159,811
Siam Cement	44,000	560,197
Srithai Superware NVDR	3,518,500	231,444
Syntec Construction	4,029,200	340,221
Thai Airways International NVDR	759,800	215,741
Thai Oil NVDR	240,600	368,071

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	ACADIAN EMERGING
MARKETS PORTFOLIO
OCTOBER 31, 2015

COMMON STOCK — continued
	Shares	Value
Thailand — (continued)
Thai Union Group	4,428,300	$2,197,131
Thanachart Capital	3,005,900	2,829,316
Thanachart Capital NVDR	2,550,300	2,401,095
Tipco Asphalt	4,257,200	5,118,016
Tisco Financial Group NVDR	273,600	289,845
TMB Bank NVDR	17,278,300	1,289,170
Total Access Communication NVDR	262,800	501,095
Vanachai Group	1,043,600	477,466

		58,179,662

Turkey — 4.3%
Aksa Akrilik Kimya Sanayii	381,852	1,403,240
Alarko Gayrimenkul Yatirim Ortakligi‡	66,476	573,365
BIM Birlesik Magazalar	29,524	601,321
Celebi Hava Servisi	26,110	330,943
EGE Endustri VE Ticaret	4,047	394,784
Enka Insaat ve Sanayi	620,632	1,101,410
Eregli Demir ve Celik Fabrikalari	10,306,194	14,661,050
Gubre Fabrikalari	150,897	341,713
Haci Omer Sabanci Holding	284,244	903,405
Ipek Dogal Enerji Kaynaklari Arastirma Ve Uretim*	302,419	182,138
Koza Anadolu Metal Madencilik Isletmeleri*	834,501	442,260
Net Turizm Ticaret ve Sanayi*	172,591	104,192
Pinar Entegre Et ve Un Sanayi	5,162	19,765
Soda Sanayii	180,898	299,431
Tat Gida Sanayi*	241,693	464,978
TAV Havalimanlari Holding	203,200	1,597,221
Trakya Cam Sanayii	1,959,777	1,298,146
Turk Hava Yollari*	4,118,616	12,186,024
Turk Sise ve Cam Fabrikalari	5,083,014	5,830,230
Turkiye Garanti Bankasi, Cl C	636,532	1,655,484
Turkiye Is Bankasi, Cl C	5,445,079	9,310,387
Turkiye Petrol Rafinerileri	279,132	7,378,848
Turkiye Vakiflar Bankasi TAO, Cl D	3,941,276	5,636,245
Vestel Beyaz Esya Sanayi ve Ticaret	94,879	418,075
Vestel Elektronik Sanayi ve Ticaret*	611,409	1,039,602

		68,174,257

United Arab Emirates — 0.2%
Abu Dhabi Commercial Bank	793,521	1,620,313
Air Arabia	3,235,999	1,189,386

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	ACADIAN EMERGING
MARKETS PORTFOLIO
OCTOBER 31, 2015

COMMON STOCK — continued
	Shares/ Number of Warrants/ Number of Rights	Value
United Arab Emirates — (continued)
Aldar Properties PJSC	616,795	$382,873

		3,192,572

TOTAL COMMON STOCK (Cost $1,532,675,106)		1,545,039,090

PREFERRED STOCK — 2.3%
Brazil — 2.3%
Banco Bradesco	1,331,740	7,251,699
Banco do Estado do Rio Grande do Sul	81,500	126,586
Braskem, Ser A	947,210	5,349,401
Centrais Eletricas Brasileiras, Cl A	32,900	80,447
Cia Brasileira de Distribuicao	319,701	4,206,254
Cia Energetica de Minas Gerais	3,127,116	5,805,746
Cia Energetica de Sao Paulo	406,100	1,705,882
Cia Paranaense de Energia, Ser B	303,800	2,560,190
Eletropaulo Metropolitana Eletricidade de Sao Paulo, Cl B*	92,100	236,665
Embratel Participacoes* (A)	60	—
Metalurgica Gerdau, Cl A	858,000	578,445
San Carlos Empreendimentos e Participacoes* (A)	455	—
Suzano Papel e Celulose, Cl A	1,004,600	4,311,141
Telefonica Brasil	470,000	4,868,730

TOTAL PREFERRED STOCK (Cost $96,007,827)		37,081,186

WARRANTS — 0.0%
Thailand — 0.0%
Jasmine International, Expires 07/05/20*	1	—

TOTAL WARRANTS (Cost $—)		—

RIGHTS — 0.0%
Hong Kong — 0.0%
Real Nutriceutical Group, Expires 11/11/15*	199,125	2,569

TOTAL RIGHTS (Cost $—)		2,569

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	ACADIAN EMERGING
MARKETS PORTFOLIO
OCTOBER 31, 2015

SHORT-TERM INVESTMENT — 0.5%
	Shares	Value
Union Bank, N.A. Diversified Money Market Fund, Fiduciary Shares, 0.020% (B) (Cost $6,376,001)	6,376,001	$6,376,001

TOTAL INVESTMENTS — 100.1% (Cost $1,635,058,934)		$1,588,498,846

Percentages are based on Net Assets of $1,587,572,758.

*	Non-income producing security.

‡	Real Estate Investment Trust

(A)	Securities are fair valued using methods determined in good faith by the Fair Value Committee of the Board of Trustees. The total value of such securities as of October 31, 2015 was $427,738 and represented 0.03% of Net Assets.

(B)	The rate reported is the 7-day effective yield as of October 31, 2015.

ADR —	American Depositary Receipt

Cl —	Class

GDR —	Global Depositary Receipt

NVDR —	Non-Voting Depositary Receipt

Ser —	Series

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	ACADIAN EMERGING
MARKETS PORTFOLIO
OCTOBER 31, 2015

The summary of inputs used to value the Portfolio’s net assets as of October 31, 2015 was as follows:

Investments in Securities	Level 1	Level 2		Level 3†		Total
Common Stock
Argentina	$5,127,288	$—		$—		$5,127,288
Brazil	103,523,046	—		3		103,523,049
Chile	9,137,615	—		—		9,137,615
China	25,647,908	199,201,771		427,735		225,277,414
Colombia	1,522,081	—		—		1,522,081
Czech Republic	—	1,308,409		—		1,308,409
Egypt	—	2,902,330		—		2,902,330
Greece	400,394	312,504		—		712,898
Hong Kong	14,025	79,837,879		—		79,851,904
Hungary	—	723,723		—		723,723
India	2,750,914	203,200,915		—		205,951,829
Indonesia	6,548,100	19,565,725		—		26,113,825
Malaysia	484,065	34,832,737		—		35,316,802
Mexico	63,348,021	—		—		63,348,021
Peru	10,586,405	—		—		10,586,405
Philippines	—	7,246,253		—		7,246,253
Poland	—	32,379,179		—		32,379,179
Qatar	8,640,067	—		—		8,640,067
Russia	555,286	11,035,915		—		11,591,201
South Africa	472,863	95,208,727		—		95,681,590
South Korea	11,371,326	288,265,388		—		299,636,714
Taiwan	12,262,377	176,651,625		—		188,914,002
Thailand	907,271	57,272,391		—		58,179,662
Turkey	104,192	68,070,065		—		68,174,257
United Arab Emirates	2,003,186	1,189,386		—		3,192,572

Total Common Stock	265,406,430	1,279,204,922		427,738		1,545,039,090

Preferred Stock
Brazil	37,081,186	—		—	^	37,081,186

Total Preferred Stock	37,081,186	—		—		37,081,186

Warrants	—	—	^	—		—
Rights	—	2,569		—		2,569
Short-Term Investment	6,376,001	—		—		6,376,001

Total Investments in Securities	$308,863,617	$1,279,207,491		$427,738		$1,588,498,846

†	A reconciliation of Level 3 investments and disclosures of significant unobservable inputs are presented when the Portfolio has a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. Management has concluded that Level 3 investments are not material in relation to net assets.

^	Represents security in which the fair value is $0 or has been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	ACADIAN EMERGING
MARKETS PORTFOLIO
OCTOBER 31, 2015

Changes in the classifications between Levels 1 and 2 occurred throughout the year when foreign equity securities were fair valued using other observable market based inputs provided by MarkIt in place of the closing exchange price due to events occurring after the close of the exchange or market on which the investment was principally traded. As of October 31, 2015, securities with a total value $1,279,204,922 were classified as Level 2 due to the application of the fair value provided by MarkIt. There were no other significant transfers between Level 1 and 2 assets for the year ended October 31, 2015. All other transfers were considered to have occurred as of the end of the year.

For the year ended October 31, 2015, there were transfers between Level 1 and Level 3 assets and liabilities. Changes in the classifications between Levels 1 and 3 are due to the availability of observable inputs to determine fair value. For the year ended October 31, 2015, securities with a total market value of $1,678,416 were transferred between Level 1 and Level 3. Transfers, if any, between levels are considered to have occurred as of the end of the year.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	ACADIAN EMERGING
MARKETS DEBT FUND
OCTOBER 31, 2015

SECTOR WEIGHTINGS† (unaudited)

† Percentages based on total investments.

SCHEDULE OF INVESTMENTS
GLOBAL BOND — 0.6%
	Face Amount (000)/Shares		Value
Grenada Government International Bond 8.000%, 09/15/25 (A) (B) (Cost $210,377)	$	375,000	$102,750

CASH EQUIVALENT — 112.5%
Dreyfus Government Cash Management, Institutional Shares, 0.010% (C) (D) (Cost $19,563,923)		19,563,923	19,563,923

TOTAL INVESTMENTS — 113.1% (Cost $19,774,300)			$19,666,673

Percentages are based on Net Assets of $17,389,396.

(A)	Security in default on interest payments.

(B)	Security sold within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “accredited investors.” This security has been determined to be liquid under guidelines established by the Board of Trustees.

(C)	The rate reported is the 7-day effective yield as of October 31, 2015.

(D)	The Fund’s investment in the Dreyfus Government Cash Management, Institutional Shares represents a significant portion of the Fund’s investments. For further information, available at request at no charge, on the Dreyfus Government Cash Management, Institutional Shares please go to the Securities and Exchange Commission’s website at www.sec.gov.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	ACADIAN EMERGING
MARKETS DEBT FUND
OCTOBER 31, 2015

The summary of outstanding forward foreign currency contracts held by the Fund at October 31, 2015, is as follows:

Maturity Date	Currency to Receive		Currency to Deliver		Contract Value	Unrealized Appreciation/ (Depreciation)
11/4/15	USD	604,781	CZK	(14,395,000)	$(584,218)	$20,563
11/5/15	USD	630,715	HUF	(176,458,000)	(624,467)	6,248
11/4/15	CZK	14,395,000	USD	(584,865)	584,218	(647)
11/5/15	HUF	176,458,000	USD	(636,968)	624,466	(12,502)

						$13,662

For the year ended October 31, 2015, the monthly average notional amount of forward foreign currency contracts held was $214,024,480.

A summary of the counterparties for the outstanding forward foreign currency contracts held by the Fund at October 31, 2015, is as follows:

Counterparty	Currency to Receive	Currency to Deliver	Unrealized Appreciation/ (Depreciation)
BNP Paribas	$1,188,999	$(1,169,083)	$19,916
Brown Brothers Harriman	1,255,181	(1,261,435)	(6,254)

			$13,662

Currency Legend

CZK	Czech Koruna
HUF	Hungarian Forint
USD	U.S. Dollar

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	ACADIAN EMERGING
MARKETS DEBT FUND
OCTOBER 31, 2015

The following is a summary of the inputs used as of October 31, 2015 in valuing the Fund’s investments carried at value:

Investments in Securities	Level 1	Level 2	Level 3	Total
Global Bond	$—	$102,750	$—	$102,750
Cash Equivalent	19,563,923	—	—	19,563,923

Total Investments in Securities	$19,563,923	$102,750	$—	$19,666,673

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Forwards Contracts*
Appreciation	$—	$26,811	$—	$26,811
Depreciation	—	(13,149)	—	(13,149)

Total Other Financial Instruments	$—	$13,662	$—	$13,662

*Forwards Contracts are valued at the net unrealized appreciation/(depreciation) on the instrument.

For the year ended October 31, 2015, there have been no transfers between levels.

For the year ended October 31, 2015, there were no Level 3 investments.

Transfers, if any, between levels are considered to have occurred as of the end of the year.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	ACADIAN FUNDS
OCTOBER 31, 2015

STATEMENTS OF ASSETS AND LIABILITIES
	Emerging Markets Portfolio	Emerging Markets Debt Fund
Assets
Investments, at Value (Cost $1,635,058,934 and $19,774,300)	$1,588,498,846	$19,666,673
Unrealized Gain on Forward Foreign Currency Contracts	—	26,811
Foreign Currency, at Value (Cost $3,851,818 and $5,657)	3,850,588	5,591
Receivable for Investment Securities Sold	8,950,912	—
Receivable for Capital Shares Sold	5,643,090	—
Dividends and Interest Receivable	1,755,330	7
Reclaim Receivable	73,469	—
Unrealized Gain on Spot Foreign Currency Contracts	10,965	—
Receivable Due from Investment Adviser	—	9,184
Prepaid Expenses	32,841	12,122

Total Assets	1,608,816,041	19,720,388

Liabilities
Unrealized Loss on Forward Foreign Currency Contracts	—	13,149
Payable for Investment Securities Purchased	10,682,569	—
Payable for Capital Shares Redeemed	7,216,293	2,243,043
Payable to Adviser	1,359,044	—
Accrued Foreign Capital Gains Tax on Appreciated Securities	562,668	—
Payable due to Administrator	92,001	1,421
Payable due to Trustees	5,930	100
Chief Compliance Officer Fees Payable	1,933	295
Unrealized Loss on Spot Foreign Currency Contracts	602	—
Accrued Expenses	1,322,243	72,984

Total Liabilities	21,243,283	2,330,992

Net Assets	$1,587,572,758	$17,389,396

Net Assets Consist of:
Paid-in Capital	$1,761,085,915	$21,303,450
Undistributed (Distributions in Excess of) Net Investment Income	15,891,341	(13,666)
Accumulated Net Realized Loss on Investments, Swap Contracts and Foreign Currency Transactions	(141,992,549)	(3,806,822)
Net Unrealized Depreciation on Investments and Swap Contracts	(46,560,088)	(107,627)
Net Unrealized Appreciation (Depreciation) on Foreign Currencies and Translation of Other Assets and Liabilities Denominated in Foreign Currencies	(289,193)	14,061
Accumulated Foreign Capital Gains Tax on Appreciated Securities	(562,668)	—

Net Assets	$1,587,572,758	$17,389,396

Institutional Class Shares:
Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)	98,483,237	2,373,317
Net Asset Value, Redemption and Offering Price Per Share*	$16.12	$7.33

* Redemption price per share may vary depending upon the length of time shares are held.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	ACADIAN FUNDS
FOR THE YEAR ENDED
OCTOBER 31, 2015

STATEMENTS OF OPERATIONS
	Emerging Markets Portfolio	Emerging Markets Debt Fund
Investment Income:
Dividends	$50,055,619	$—
Interest	3,272	2,803,629
Less: Foreign Taxes Withheld	(5,367,659)	(49,658)

Total Income	44,691,232	2,753,971

Expenses:
Investment Advisory Fees	17,135,541	255,298
Shareholder Servicing Fees	5,513,729	60,461
Administration Fees	1,125,349	25,785
Trustees’ Fees	19,899	422
Chief Compliance Officer Fees	6,415	607
Custodian Fees	1,292,701	119,561
Printing Fees	248,325	5,333
Transfer Agent Fees	213,304	29,937
Filing and Registration Fees	126,886	22,548
Legal Fees	31,465	30,522
Interest Expense	26,140	498
Audit Fees	15,726	12,314
Other Expenses	108,620	18,391

Total Expenses	25,864,100	581,677

Less:
Investment Advisory Fee Waiver	—	(208,578)
Fees Paid Indirectly — (See Note 5)	(604)	(6)

Net Expenses	25,863,496	373,093

Net Investment Income	18,827,736	2,380,878

Net Realized Gain (Loss) on:
Investments	(60,786,683)	(2,410,744)
Swap Contracts	—	49,952
Foreign Currency Transactions	(1,935,603)	(11,913,667)

Net Realized Loss	(62,722,286)	(14,274,459)

Net Change in Unrealized Appreciation (Depreciation) on:
Investments	(243,769,246)	2,317,018
Foreign Capital Gains Tax on Appreciated Securities	646,535	5,765
Swap Contracts	—	(31,362)
Foreign Currencies and Translation of other Assets and Liabilities Denominated in Foreign Currencies	(261,530)	337,440

Net Change in Unrealized Appreciation (Depreciation)	(243,384,241)	2,628,861

Net Realized and Unrealized Loss	(306,106,527)	(11,645,598)

Net Decrease in Net Assets Resulting from Operations	$(287,278,791)	$(9,264,720)

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	ACADIAN EMERGING
MARKETS PORTFOLIO

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended October 31, 2015	Year Ended October 31, 2014
Operations:
Net Investment Income	$18,827,736	$19,950,801
Net Realized Gain (Loss) on Investments and Foreign Currency Transactions	(62,722,286)	2,790,009
Net Change in Unrealized Appreciation (Depreciation) on Investments, Foreign Capital Gains Tax on Appreciated Securities, and Foreign Currencies and Translation of other Assets and Liabilities Denominated in Foreign Currencies	(243,384,241)	11,277,236

Net Increase (Decrease) in Net Assets Resulting from Operations	(287,278,791)	34,018,046

Dividends and Distributions:
Net Investment Income	(19,763,239)	(15,457,764)

Total Dividends and Distributions	(19,763,239)	(15,457,764)

Capital Share Transactions:
Issued	849,328,505	775,184,642
Reinvestment of Distributions	17,781,099	13,604,990
Redemption Fees — (See Note 2)	70,621	58,554
Redeemed	(660,576,832)	(466,032,092)

Net Increase in Net Assets from Capital Share Transactions	206,603,393	322,816,094

Total Increase (Decrease) in Net Assets	(100,438,637)	341,376,376

Net Assets:
Beginning of Year	1,688,011,395	1,346,635,019

End of Year (including Undistributed Net Investment Income of $15,891,341 and $17,595,296, respectively)	$1,587,572,758	$1,688,011,395

Share Transactions:
Issued	49,201,059	41,675,018
Reinvestment of Distributions	973,773	742,630
Redeemed	(39,150,619)	(25,260,834)

Net Increase in Shares Outstanding from Share Transactions	11,024,213	17,156,814

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	ACADIAN EMERGING
MARKETS DEBT FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended October 31, 2015	Year Ended October 31, 2014
Operations:
Net Investment Income	$2,380,878	$3,158,079
Net Realized Loss on Investments, Swap Contracts and Foreign Currency Transactions	(14,274,459)	(3,655,138)
Net Change in Unrealized Appreciation (Depreciation) on Investments, Foreign Capital Gains Tax on Appreciated Securities, Swap Contracts and Foreign Currencies and Translation of other Assets and Liabilities Denominated in Foreign Currencies	2,628,861	(1,676,419)

Net Decrease in Net Assets Resulting from Operations	(9,264,720)	(2,173,478)

Dividends and Distributions:
Return of Capital	—	(767,013)

Total Dividends and Distributions	—	(767,013)

Capital Share Transactions:
Issued	10,875,429	13,192,976
Reinvestment of Distributions	—	739,273
Redemption Fees — (See Note 2)	8,656	1,055
Redeemed	(29,427,008)	(10,366,716)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(18,542,923)	3,566,588

Total Increase (Decrease) in Net Assets	(27,807,643)	626,097

Net Assets:
Beginning of Year	45,197,039	44,570,942

End of Year (including Accumulated Net Investment Loss/Distributions in Excess of Net Investment Income of $(13,666) and $(439,792), respectively)	$17,389,396	$45,197,039

Share Transactions:
Issued	1,358,814	1,446,739
Reinvestment of Distributions	—	80,623
Redeemed	(3,976,783)	(1,129,945)

Net Increase (Decrease) in Shares Outstanding from Share Transactions	(2,617,969)	397,417

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	ACADIAN EMERGING
MARKETS PORTFOLIO

FINANCIAL HIGHLIGHTS
	Selected Per Share Data & Ratios For a Share Outstanding Throughout Each Year

	Years Ended October 31,
	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Year	$19.30	$19.15	$18.02	$17.56	$19.45

Income from Operations:
Net Investment Income*	0.20	0.27	0.25	0.36	0.35
Net Realized and Unrealized Gain (Loss)	(3.17)	0.09	1.20	0.43	(2.06)

Total from Operations	(2.97)	0.36	1.45	0.79	(1.71)

Redemption Fees*	0.00 ^	0.00 ^	0.00 ^	0.00 ^	0.00 ^

Dividends and Distributions from:
Net Investment Income	(0.21)	(0.21)	(0.32)	(0.33)	(0.18)

Total Dividends and Distributions	(0.21)	(0.21)	(0.32)	(0.33)	(0.18)

Net Asset Value, End of Year	$16.12	$19.30	$19.15	$18.02	$17.56

Total Return†	(15.51)%	1.95%	8.05%	4.74%	(8.89)%

Ratios and Supplemental Data
Net Assets, End of Year (Thousands)	$1,587,573	$1,688,011	$1,346,635	$820,947	$922,389
Ratio of Expenses to Average Net Assets(1)	1.51%	1.50%	1.48%	1.31%	1.29%
Ratio of Net Investment Income to Average Net Assets	1.10%	1.41%	1.35%	2.04%	1.78%
Portfolio Turnover Rate	32%	37%	45%	44%	49%

*	Per share amounts for the period are based on average outstanding shares.

^	Amount was less than $0.01 per share.

†	Returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

(1)	The Ratio of Expenses to Average Net Assets excludes the effect of fees paid indirectly. If these expense offsets were included, the ratio would have been the same as the ratio reported.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	ACADIAN EMERGING
MARKETS DEBT FUND

FINANCIAL HIGHLIGHTS
	Selected Per Share Data & Ratios For a Share Outstanding Throughout Each Period

	Year/Period Ended October 31,
	2015	2014	2013	2012	2011†
Net Asset Value, Beginning of Year/Period	$9.06	$9.70	$10.43	$10.39	$10.00

Income from Operations:
Net Investment Income*	0.48	0.67	0.73	0.68	0.55
Net Realized and Unrealized Gain (Loss)	(2.21)	(1.15)	(0.84)	0.42	(0.18)

Total from Operations	(1.73)	(0.48)	(0.11)	1.10	0.37

Redemption Fees*	0.00 ^	0.00 ^	0.00 ^	0.01	0.02

Dividends and Distributions from:
Net Investment Income	—	—	(0.43)	(1.05)	—
Net Realized Gains	—	—	(0.19)	(0.02)	—
Return of Capital	—	(0.16)	0.00 ^	—	—

Total Dividends and Distributions	—	(0.16)	(0.62)	(1.07)	—

Net Asset Value, End of Year/Period	$7.33	$9.06	$9.70	$10.43	$10.39

Total Return††	(19.09)%	(4.91)%	(1.34)%	11.91%	3.90	%***

Ratios and Supplemental Data
Net Assets, End of Year/Period (Thousands)	$17,389	$45,197	$44,571	$26,214	$17,862
Ratio of Expenses to Average Net Assets(1)	0.95%	0.95%	0.95%	0.95%	0.95%	**
Ratio of Expenses to Average Net Assets (excluding waivers, reimbursements and fees paid indirectly)	1.48%	1.31%	1.51%	1.94%	2.14%	**
Ratio of Net Investment Income to Average Net Assets	6.06%	7.23%	7.29%	6.78%	6.05%	**
Portfolio Turnover Rate	169%	160%	170%	151%	148%	***

†	Commenced operations on December 17, 2010.

*	Per share amounts for the period are based on average outstanding shares.

**	Annualized.

***	Not annualized.

^	Amount was less than $0.01 per share.

††	Returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

(1)	The Ratio of Expenses to Average Net Assets excludes the effect of fees paid indirectly. If these expense offsets were included, the ratio would have been the same as the ratio reported.

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	ACADIAN FUNDS
OCTOBER 31, 2015

NOTES TO FINANCIAL STATEMENTS

1. Organization:

The Advisors’ Inner Circle Fund (the “Trust”) is organized as a Massachusetts business trust under an Amended and Restated Agreement and Declaration of Trust dated February 18, 1997. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company with 57 funds. The financial statements herein are those of the Acadian Emerging Markets Portfolio (“Emerging Markets Portfolio”), a non-diversified Portfolio and the Acadian Emerging Markets Debt Fund (“Emerging Market Debt Fund”), a non-diversified fund (the “Funds”). The Emerging Markets Debt Fund commenced operations on December 17, 2010. The investment objective of the Emerging Markets Portfolio is to seek long-term capital appreciation by investing primarily in common stocks of emerging country issuers. The investment objective of the Emerging Markets Debt Fund is to generate a high total return through a combination of capital appreciation and income by investing primarily in debt securities of emerging country issuers. The financial statements of the remaining funds are presented separately. The assets of each fund are segregated, and a shareholder’s interest is limited to the fund in which shares are held.

2. Significant Accounting Policies:

The following is a summary of the significant accounting policies followed by the Funds.

Use of Estimates — The Funds are an investment company in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). Therefore, the Funds follow the accounting and reporting guidance for investment companies. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reported period. Actual results could differ from those estimates and such differences could be material.

Security Valuation — Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on an exchange or market (foreign or domestic) on which they are traded on valuation date (or at approximately

THE ADVISORS’ INNER CIRCLE FUND	ACADIAN FUNDS
OCTOBER 31, 2015

4:00 pm ET if a security’s primary exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. If available, debt securities are priced based upon valuations provided by independent, third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Such methodologies generally consider such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. On the first day a new debt security purchase is recorded, if a price is not available on the automated pricing feeds from our primary and secondary pricing vendors nor is it available from an independent broker, the security may be valued at its purchase price. Each day thereafter, the debt security will be valued according to the Trusts’ Fair Value Procedures until an independent source can be secured. Debt obligations with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value provided that it is determined the amortized cost continues to approximate fair value. Should existing credit, liquidity or interest rate conditions in the relevant markets and issuer specific circumstances suggest that amortized cost does not approximate fair value, then the amortized cost method may not be used. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates.

Securities for which market prices are not “readily available” are valued in accordance with Fair Value Procedures established by the Funds’ Board of Trustees (the “Board”). The Funds’ Fair Value Procedures are implemented through a Fair Value Committee (the “Committee”) designated by the Board. Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has not been traded for an extended period of time; the security’s primary pricing source is not able or willing to provide a price; or trading of the security is subject to local government-imposed restrictions. When a security is valued in accordance with

THE ADVISORS’ INNER CIRCLE FUND	ACADIAN FUNDS
OCTOBER 31, 2015

the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee.

For securities that principally trade on a foreign market or exchange, a significant gap in time can exist between the time of a particular security’s last trade and the time at which the Emerging Markets Portfolio calculates its net asset values. The closing prices of such securities may no longer reflect their market value at the time the Emerging Markets Portfolio calculates its net asset value if an event that could materially affect the value of those securities (a “Significant Event”) has occurred between the time of the security’s last close and the time that the Emerging Markets Portfolio calculates its net asset value. A Significant Event may relate to a single issuer or to an entire market sector. If Acadian Asset Management LLC (the “Adviser”) of the Emerging Markets Portfolio becomes aware of a Significant Event that has occurred with respect to a security or group of securities after the closing of the exchange or market on which the security or securities principally trade, but before the time at which the Emerging Markets Portfolio calculates its net asset value, it may request that a Committee meeting be called. As of October 31, 2015, the total market value of securities in the Emerging Markets Portfolio, valued in accordance with fair value procedures, was $427,738 or 0.03% of net assets. None of the securities in the Emerging Markets Debt Fund were valued in accordance with fair value procedures.

The Emerging Markets Portfolio uses MarkIt Fair Value (“MarkIt”) as a third party fair valuation vendor. MarkIt provides a fair value for foreign securities in the Emerging Markets Portfolio based on certain factors and methodologies (involving, generally, tracking valuation correlations between the U.S. market and each non-U.S. security) applied by MarkIt in the event that there is a movement in the U.S. markets that exceeds a specific threshold established by the Committee. The Committee establishes a “confidence interval” which is used to determine the level of correlation between the value of a foreign security and movements in the U.S. market before a particular security is fair valued when the threshold is exceeded. In the event that the threshold established by the Committee is exceeded on a specific day, the Emerging Markets Portfolio values its non-U.S. securities that exceed the applicable “confidence interval” based upon the fair values provided by MarkIt. In such event, it is not necessary to hold a Committee meeting. In the event that the Adviser believes that the fair values provided by MarkIt are not reliable, the Adviser contacts SEI Investments Global Fund Services (the “Administrator”) and may request that a meeting of the Committee be held.

THE ADVISORS’ INNER CIRCLE FUND	ACADIAN FUNDS
OCTOBER 31, 2015

If a local market in which the Funds own securities is closed for one or more days, the Funds shall value all securities held in that corresponding currency based on the fair value prices provided by MarkIt using the predetermined confidence interval discussed above.

In accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP, the Funds disclose fair value of their investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy are described below:

•	Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Funds have the ability to access at the measurement date;

•

Level 2 — Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, referenced indices, quoted prices in inactive markets, adjusted quoted prices in active markets, adjusted quoted prices on foreign equity securities that were adjusted in accordance with pricing procedures approved by the Board, etc.); and

•	Level 3 — Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

For the year ended October 31, 2015, there have been no significant changes to the Funds’ fair value methodologies.

For details of the investment classification, refer to the Schedules of Investments for the Emerging Markets Portfolio and Emerging Markets Debt Fund.

THE ADVISORS’ INNER CIRCLE FUND	ACADIAN FUNDS
OCTOBER 31, 2015

Federal Income Taxes — It is the Funds’ intention to continue to qualify as regulated investment companies for Federal income tax purposes by complying with the appropriate provisions of Subchapter M of the Internal Revenue Code of 1986, as amended and by distributing to shareholders all of their net investment income and realized gains. Accordingly, no provisions for Federal income taxes have been made in the financial statements.

The Funds evaluate tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether it is “more-likely-than-not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Funds did not record any tax provision in the current period. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the last 3 open tax year ends and current tax year, as applicable), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

As of and during the year ended October 31, 2015, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. During the year ended October 31, 2015, the Funds did not incur any interest or penalties.

Security Transactions and Investment Income — Security transactions are accounted for on trade date. Costs used in determining realized gains or losses on the sale of investment securities are based on the specific identification method. Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Funds are informed of the dividend if such information is obtained subsequent to the ex-dividend date. Interest income is recognized on an accrual basis from settlement date. Discounts and premiums on securities purchased are accreted and amortized using the scientific interest method, which approximates the effective interest method.

Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars on the date of

THE ADVISORS’ INNER CIRCLE FUND	ACADIAN FUNDS
OCTOBER 31, 2015

valuation. The Funds do not isolate that portion of realized or unrealized gains and losses resulting from changes in foreign exchange rates from fluctuations arising from changes in the market prices of securities. These gains and losses are included in net realized and unrealized gains and losses on investments on the Statements of Operations. Net realized and unrealized gains and losses on foreign currency transactions represent net foreign exchange gains or losses from foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent amounts actually received or paid.

Forward Foreign Currency Exchange Contracts — The Funds may enter into forward foreign currency exchange contracts to protect the value of securities held and related receivables and payables against changes in future foreign exchange rates. A forward currency contract is an agreement between two parties to buy and sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily using the current forward rate and the change in market value is recorded by the Funds as unrealized gain or loss. The Funds recognize realized gains or losses when the contract is closed, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Any realized or unrealized gains/(loss) during the period are presented on the Statements of Operations. Risks may arise from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Risks may also arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and are generally limited to the amount of unrealized gain on the contracts at the date of default. For open forward currency contracts, refer to the schedule of investments, which is also indicative of activity during the year.

Swap Contracts — To the extent consistent with its investment objective and strategies, each Fund may invest in swap contracts for speculative or hedging purposes. Swaps may be used to synthetically obtain exposure to securities or baskets of securities and to manage the Fund’s interest rate duration and yield curve exposure. Swaps may also be used to mitigate the Fund’s overall level of risk and/or the Fund’s risk to particular types of securities, currencies or market segments. Interest rate swaps may further be used to manage a Fund’s yield spread sensitivity. A swap agreement is a two-party contract under which an

THE ADVISORS’ INNER CIRCLE FUND	ACADIAN FUNDS
OCTOBER 31, 2015

agreement is made to exchange returns from predetermined investments or instruments, including a particular interest rate, foreign currency, or “basket” of securities representing a particular index. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) with respect to a notional amount of principal to manage a Fund’s exposure to interest rates. Payments received or made are recorded as realized gains or loss. A Fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults on its obligation to perform. Risk of loss may exceed amounts recognized on the Statements of Assets and liabilities.

Swaps are marked-to-market daily based upon quotations from market makers and the resulting changes in market values, if any, are recorded as unrealized gains or losses in the Statements of Operations. Net payments of interest are recorded as realized gains or losses.

Entering into swap agreements involves, to varying degrees, elements of credit and market risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform and that there may be unfavorable changes in the fluctuation of interest rates. Risks also arise from potential losses from adverse market movements.

Over-the-Counter (“OTC”) Derivative Contracts — The risks of investing in OTC derivatives may be mitigated by having a master netting arrangement between a Fund and the counterparty and by having the counterparty post collateral to cover a Fund’s exposure to the counterparty.

Certain Funds are party to International Swap Dealers Association, Inc. (“ISDA”) master agreements. These agreements are with select counterparties and they govern transactions, including certain OTC derivative and foreign exchange contracts, entered into by the Trust on behalf of a Fund and the counterparty.

The ISDA master agreements maintain provisions for general obligations, representations, agreements, collateral, and events of default or termination. The occurrence of a specified event of termination may give a counterparty the right to terminate all of its contracts and affect settlement of all outstanding

THE ADVISORS’ INNER CIRCLE FUND	ACADIAN FUNDS
OCTOBER 31, 2015

transactions under the applicable ISDA master agreement. If the Fund’s net assets were to decline below an agreed upon level, the Funds may be required to terminate the existing contracts at the existing fair value.

To reduce counterparty risk with respect to OTC transactions, the Funds have entered into master netting arrangements, established within the Funds’ ISDA master agreements or other similar agreements, which allow the Funds to make (or to have an entitlement to receive) a single net payment in the event of default (close-out netting) for outstanding payables and receivables with respect to certain OTC positions in swaps for each individual counterparty. In addition, the Funds may require that certain counterparties post cash and/or securities in collateral accounts to cover their net payment obligations for those derivative contracts subject to ISDA master agreements. If the counterparty fails to perform under these contracts and agreements, the cash and/or securities will be made available to the Funds. For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statements of Assets and Liabilities. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

Collateral terms are contract specific for OTC derivatives. For derivatives traded under an ISDA master agreement or other similar agreement, the collateral requirements are typically calculated by netting the mark to market amount of each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Funds or the counterparty.

Non-cash collateral pledged by the Funds, if any, is noted in the Schedules of Investments. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold before a transfer has to be made. To the extent amounts due to the Funds from its counterparties are not fully collateralized, contractually or otherwise, the Funds bear the risk of loss from counterparty nonperformance.

THE ADVISORS’ INNER CIRCLE FUND	ACADIAN FUNDS
OCTOBER 31, 2015

The following table presents the Emerging Markets Debt Fund’s derivative assets by counterparty net of amounts available for offset under a netting agreement or similar arrangement and net of the related collateral excluding any independent amounts received by the Fund as of October 31, 2015:

Counterparty	Derivative Assets Subject to a Netting Agreement or Similar Arrangement	Derivatives Available for Offset	Collateral Received	Net Amount
Forward currency contracts
BNP Paribas	$19,916	$(19,916)	$—	$—

Total	$19,916	$(19,916)	$—	$—

The following table presents the Emerging Markets Debt Fund’s derivative liabilities by counterparty net of amounts available for offset under a netting agreement or similar arrangement and net of the related collateral excluding any independent amounts received by the Fund as of October 31, 2015:

Counterparty	Derivative Liabilities Subject to a Netting Agreement or Similar Arrangement	Derivatives Available for Offset	Collateral Pledged	Net Amount
Forward currency contracts
Brown Brothers Harriman	$6,254	$(6,254)	$—	$—

Total	$6,254	$(6,254)	$—	$—

Expenses — Most expenses of the Trust can be directly attributed to a particular fund. Expenses that cannot be directly attributed to a particular fund are apportioned among the funds of the Trust based on the number of funds and/or relative net assets.

Dividends and Distributions to Shareholders — The Funds distribute substantially all of their net investment income, if any, annually. Any net realized capital gains will be distributed at least annually. All distributions are recorded on ex-dividend date.

Redemption Fees — The Funds retain a redemption fee of 2.00% on redemptions of capital shares held for less than 90 days. The redemption fee is recorded as an increase to paid-in capital. The redemption fees retained by the Funds are reported on the Statements of Changes in Net Assets.

THE ADVISORS’ INNER CIRCLE FUND	ACADIAN FUNDS
OCTOBER 31, 2015

3. Derivative Transactions:

The fair value of derivative instruments in the Emerging Markets Debt Fund as of October 31, 2015 was as follows:

	Asset Derivatives		Liability Derivatives
Contract Type	Statements of Assets and Liabilities Location	Fair Value	Statements of Assets and Liabilities Location	Fair Value
Emerging Markets Debt Fund
Foreign exchange contracts	Unrealized gain on forward foreign currency contracts	$26,811	Unrealized loss on forward foreign currency contracts	$13,149

Total Derivatives not accounted for as hedging instruments		$26,811		$13,149

The effect of derivative instruments on the Statements of Operations for the year ended October 31, 2015 is as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized:

Derivatives not accounted for as hedging instruments	Forward Foreign Currency Contracts	Swaps	Total
Emerging Markets Debt Fund
Interest rate contracts	$—	$(2,478)	$(2,478)
Credit contracts	—	52,430	52,430
Foreign exchange contracts	(2,993,882)	—	(2,993,882)

Total	$(2,993,882)	$49,952	$(2,943,930)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized:

Derivatives not accounted for as hedging instruments	Forward Foreign Currency Contracts	Swaps	Total
Emerging Markets Debt Fund
Interest rate contracts	$—	$(31,362)	$(31,362)
Foreign exchange contracts	296,433	—	296,433

Total	$296,433	$(31,362)	$265,071

4. Transactions with Affiliates:

Certain officers of the Trust are also officers of the Administrator and/or SEI Investments Distribution Co. (the “Distributor”). Such officers are paid no fees by the Trust, other than the CCO as described below, for serving as officers of the Trust.

THE ADVISORS’ INNER CIRCLE FUND	ACADIAN FUNDS
OCTOBER 31, 2015

A portion of the services provided by the Chief Compliance Officer (“CCO”) and his staff, who are employees of the Administrator, are paid for by the Trust as incurred. The services include regulatory oversight of the Trust’s Advisors and service providers as required by SEC regulations. The CCO’s services and fees have been approved by and are reviewed by the Board.

5. Administrative Services, Distribution Agreements, Shareholder Servicing, and Custodian Agreement:

The Funds and the Administrator are parties to an Administration Agreement, under which the Administrator provides administrative services to the Funds. For these services, the Administrator is paid an asset based fee, which will vary depending on the number of share classes and the average daily net assets of the Funds. For the year ended October 31, 2015, the Emerging Markets Portfolio and the Emerging Markets Debt Fund paid $1,125,349 and $25,785, respectively for these services.

The Trust and the Distributor are parties to a Distribution Agreement. The Distributor receives no fees under the agreement.

Certain brokers, dealers, banks, trust companies and other financial representatives received compensation from the Funds for providing a variety of services, including record keeping and transaction processing. Such fees were based on the assets of the Funds that were serviced by the financial representative. Such fees are paid by the Funds to the extent that the number of accounts serviced by the financial representative multiplied by the account fee charged by the Funds’ transfer agent would not exceed the amount that would have been charged had the accounts serviced by the financial representative been registered directly through the transfer agent. All fees in excess of this amount are paid by the Adviser, an affiliate of Old Mutual (US) Holdings, Inc. These fees are disclosed on the Statements of Operations as Shareholder Servicing Fees.

DST Systems, Inc. (the “Transfer Agent”) serves as the transfer agent and dividend disbursing agent for the Funds under a transfer agency agreement.

For the year ended October 31, 2015, the Emerging Markets Portfolio and the Emerging Markets Debt Fund earned cash management credits of $604 and $6, respectively, which were used to offset transfer agent expenses. This amount is labeled as “Fees Paid Indirectly” on the Statements of Operations.

MUFG Union Bank, N.A. (formerly Union Bank, N.A.) serves as custodian (the “Custodian”) for the Funds. The Custodian plays no role in determining the investment policies of the Funds or which securities are to be purchased or sold by the Funds.

THE ADVISORS’ INNER CIRCLE FUND	ACADIAN FUNDS
OCTOBER 31, 2015

6. Investment Advisory Agreement:

Under the terms of the investment advisory agreement for the Funds, the Adviser provides investment advisory services to the Funds at a fee calculated at an annual rate of the average daily net assets for each fund, as follows:

Emerging Markets Portfolio	1.00%
Emerging Markets Debt Fund	0.65%

The Adviser has voluntarily agreed to reduce fees and reimburse expenses to the extent necessary to keep total annual fund operating expenses from exceeding 2.50% of the Emerging Markets Portfolio’s average daily net assets. The Adviser intends to continue these voluntary fee reductions and expense limitations until further notice, but may discontinue all or part of these fee reductions or expense reimbursements at any time.

The Adviser has contractually agreed to waive fees and reimburse expenses to the extent necessary to keep net operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) from exceeding 0.95% of the Emerging Market Debt Fund’s average daily net assets until February 28, 2016. This agreement may be terminated: (i) by the Board, for any reason at any time; or (ii) by the Adviser, upon ninety (90) days’ prior written notice to the Trust, effective as of the close of business on February 28, 2016.

7. Investment Transactions:

For the year ended October 31, 2015, the Emerging Markets Portfolio made purchases of $759,057,812 and sales of $546,913,016 of investment securities other than long-term U.S. Government and short-term securities. For the year ended October 31, 2015, the Emerging Markets Debt Fund made purchases of $56,124,971 and sales of $89,115,252 of investment securities other than long-term U.S. Government and short-term securities. There were no purchases or sales of long-term U.S. Government securities for either Fund.

8. Line of Credit:

The Funds entered into an agreement which enables them to participate in a $25 million unsecured committed revolving line of credit with MUFG Union Bank N.A., which is set to expire April 14, 2016. The proceeds from the borrowings shall be used to finance the Funds’ short term general working capital requirements, including the funding of shareholder redemptions. Interest is charged to the Funds based on their borrowings at the current reference rate. Each Fund is individually and not jointly liable for its particular advances under the line of credit. For the year ended October 31, 2015, the Emerging Markets Portfolio had average borrowings of $13,169,580 over a period of 23 days at a weighted average interest rate of 3.25%.

THE ADVISORS’ INNER CIRCLE FUND	ACADIAN FUNDS
OCTOBER 31, 2015

Interest accrued on the borrowings during the year was $26,140. For the year ended October 31, 2015, the Emerging Markets Debt Fund had average borrowings of $942,511 over a period of 14 days at a weighted average interest rate of 3.25%. Interest accrued on the borrowings during the year was $498. As of October 31, 2015, the Funds had no borrowings outstanding.

9. Federal Tax Information:

The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with Federal income tax regulations, which may differ from U.S. GAAP.

Permanent book and tax basis differences relating to shareholder distributions may result in reclassifications to undistributed net investment income (loss), accumulated net realized gain (loss) and paid-in capital. These differences are due to foreign currency gains and losses, sale of passive foreign investment companies (PFIC), REIT adjustments, return of capital and swap cash basis reclass. Permanent book and tax differences resulted in the following reclassifications:

	Undistributed Net Investment Loss	Accumulated Net Realized Gain	Paid-in Capital
Acadian Emerging Markets Portfolio	$(768,452)	$768,452	$—
Acadian Emerging Markets Debt Fund	(1,954,752)	11,919,303	(9,964,551)

These reclassifications had no impact on the net assets or net asset value per share of the Funds.

The tax character of dividends and distributions declared during the last two fiscal years were as follows:

	Ordinary Income	Long-Term Capital Gain	Return of Capital	Total
Acadian Emerging Markets Portfolio
2015	$19,763,239	$—	$—	$19,763,239
2014	15,457,764	—	—	15,457,764

Acadian Emerging Markets Debt Fund
2015	$—	$—	$—	$—
2014	—	—	767,013	767,013

THE ADVISORS’ INNER CIRCLE FUND	ACADIAN FUNDS
OCTOBER 31, 2015

As of October 31, 2015, the components of Distributable Earnings/(Accumulated Losses) on a tax basis were as follows:

	Emerging Markets Portfolio	Emerging Markets Debt Fund
Undistributed Ordinary Income	$16,725,820	$—
Capital Loss Carryforwards	(141,103,242)	(3,806,822)
Net Unrealized Depreciation	(49,125,333)	(93,570)
Other Temporary Differences	(10,402)	(13,662)

Total Accumulated Losses	$(173,513,157)	$(3,914,054)

For Federal income tax purposes, capital losses incurred may be carried forward and applied against future capital gains. Under the Regulated Investment Company Modernization Act of 2010, Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. The capital loss carryforwards are noted below:

	Pre- Enactment	Post Enactment
	Expires 10/31/17	Short-Term Loss	Long-Term Loss	Total Capital Loss Carryforwards
Emerging Markets Portfolio	$27,553,569	$92,429,707	$21,119,966	$141,103,242
Emerging Markets Debt Fund	$—	$2,760,291	$1,046,531	$3,806,822

During the year ended October 31, 2015 the Emerging Markets Portfolio and Emerging Markets Debt Fund did not utilize capital loss carryforwards to offset capital gains.

THE ADVISORS’ INNER CIRCLE FUND	ACADIAN FUNDS
OCTOBER 31, 2015

The Federal tax cost and aggregate gross unrealized appreciation and depreciation on investments, held by the Funds at October 31, 2015, were as follows:

Federal Tax Cost	Aggregated Gross Unrealized Appreciation	Aggregated Gross Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Acadian Emerging Markets Portfolio
$1,636,772,318	$214,734,239	$(263,007,711)	$(48,273,472)
Acadian Emerging Markets Debt Fund
$19,774,300	$—	$(107,627)	$(107,627)

10. Concentration of Risk:

When the Funds invest in foreign securities, they will be subject to risks not typically associated with domestic securities. Although ADRs and GDRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies, they are also subject to many of the risks associated with investing directly in foreign securities. Foreign investments, especially investments in emerging markets, can be riskier and more volatile than investments in the United States. Adverse political and economic developments or changes in the value of foreign currency can make it more difficult for the Funds to sell their securities and could impact their net asset value. Differences in tax and accounting standards and difficulties in obtaining information about foreign companies can negatively affect investment decisions. Unlike more established markets, emerging markets may have governments that are less stable, markets that are less liquid and economies that are less developed.

The Funds may be subject to taxes imposed by countries in which they invest. Such taxes are generally based on either income or gains realized and unrealized or repatriated. The Funds accrue and apply such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned/recognized.

At October 31, 2015, the net assets of the Emerging Markets Portfolio were substantially comprised of foreign denominated securities and/or currency. Changes in currency exchange rates will affect the value of and investment income from such securities and currency.

11. Other:

As of October 31, 2015, 73% of the Emerging Markets Portfolio’s total shares outstanding were held by three record shareholders and 93% of the Emerging Markets Debt Fund’s total shares outstanding were held by three record shareholders. These shareholders were comprised of omnibus accounts that were held on behalf of various shareholders.

THE ADVISORS’ INNER CIRCLE FUND	ACADIAN FUNDS
OCTOBER 31, 2015

In the normal course of business, the Funds enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be established; however, based on experience, the risk of loss from such potential claims is considered remote.

12. Loans of Fund Securities:

The Funds may lend fund securities having a market value up to one-third of each Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments. It’s the Funds’ policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Funds if and to the extent the market value of the securities loans were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. The Funds could also experience delays and costs in gaining access to the collateral. The Funds bear the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested.

During the year and as of October 31, 2015, there were no securities on loan for either Fund.

13. Subsequent Events:

The Funds have evaluated the need for additional disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no additional adjustments were required to the financial statements. However, the following are details of subsequent events that have occurred since October 31, 2015.

The Emerging Markets Debt Fund liquidated as of November 20, 2015.

THE ADVISORS’ INNER CIRCLE FUND	ACADIAN FUNDS
OCTOBER 31, 2015

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of The Advisors’ Inner Circle Fund and Shareholders of

Acadian Emerging Markets Portfolio

Acadian Emerging Markets Debt Fund:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the Acadian Emerging Markets Portfolio and Acadian Emerging Markets Debt Fund (the “Funds”), each a series of shares of beneficial interest of The Advisors’ Inner Circle Fund, as of October 31, 2015, and the related statements of operations for the year then ended and the statements of changes in net assets and the financial highlights for each of the years in the two-year period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended October 31, 2013 were audited by other auditors whose report dated December 24, 2013, expressed an unqualified opinion on such financial highlights. The financial highlights for each of the years and periods in the two-year period ended October 31, 2012 were audited by other auditors whose report dated December 21, 2012, expressed an unqualified opinion on such financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2015 by correspondence with the custodian, counterparties and brokers, or by other appropriate procedures where confirmations were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Acadian Emerging Markets Portfolio and Acadian Emerging Markets Debt Fund as of October 31, 2015, and the results of their operations for the year then ended, and the changes in their net assets and their financial highlights for each of the years in the two-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

Philadelphia, Pennsylvania

December 24, 2015

THE ADVISORS’ INNER CIRCLE FUND	ACADIAN FUNDS
OCTOBER 31, 2015

DISCLOSURE OF FUND EXPENSES (Unaudited)

All mutual funds have operating expenses. As a shareholder of a mutual fund, your investment is affected by these ongoing costs, which include (among others) costs for Portfolio management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns. Operating expenses such as these are deducted from a mutual fund’s gross income and directly reduce your final investment return. These expenses are expressed as a percentage of a mutual fund’s average net assets; this percentage is known as a mutual fund’s expense ratio. The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Portfolio/Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period (May 1, 2015 to October 31, 2015). The table below illustrates your Portfolio’s/Fund’s costs in two ways:

Actual Fund Return. This section helps you to estimate the actual expenses that your Portfolio/Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Portfolio/Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Portfolio’s/Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Portfolio/Fund, to estimate the expenses you paid over that period. Simply divide your actual account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown under “Expenses Paid During Period.”

Hypothetical 5% Return. This section helps you compare your Portfolio’s/Fund’s costs with those of other mutual funds. It assumes that the Portfolio/Fund had an annual 5% return before expenses during the period, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Portfolio’s/Fund’s comparative cost by comparing the hypothetical result for your Portfolio/Fund in the “Expense Paid During Period” column with those that appear in the same charts in the shareholder reports for other mutual funds.

THE ADVISORS’ INNER CIRCLE FUND	ACADIAN FUNDS
OCTOBER 31, 2015

NOTE: Because the return is set at 5% for comparison purposes — NOT your Portfolio’s/Fund’s actual return — the account values shown do not apply to your specific investment.

	Beginning Account Value 05/01/15	Ending Account Value 10/31/15	Annualized Expense Ratios	Expenses Paid During Period*
Acadian Emerging Markets Portfolio
Actual Fund Return	$1,000.00	$820.80	1.55%	$7.11
Hypothetical 5% Return	1,000.00	1,017.39	1.55	7.88
Acadian Emerging Markets Debt Fund
Actual Fund Return	$1,000.00	$889.60	0.95%	$4.52
Hypothetical 5% Return	1,000.00	1,020.42	0.95	4.84

*	Expenses are equal to the Portfolio’s/Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365.

THE ADVISORS’ INNER CIRCLE FUND	ACADIAN FUNDS
OCTOBER 31, 2015

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND (Unaudited)

Set forth below are the names, age, position with the Trust, length of term of office, and the principal occupations for the last five years of each of the persons currently serving as Trustees and Officers of the Trust. Trustees who are deemed not to be “interested persons” of the Trust are referred to as “Independent Board Members.” Messrs. Nesher and Doran are Trustees who may be

Name, Address, Age[1]	Position(s) Held with the Trust and Length of Time Served[2]	Principal Occupation(s) During the Past 5 Years
INTERESTED BOARD MEMBERS[3,4]

ROBERT NESHER 69 yrs. old	Chairman of the Board of Trustees (Since 1991)	SEI employee 1974 to present; currently performs various services on behalf of SEI Investments for which Mr. Nesher is compensated. Vice Chairman of the Advisors’ Inner Circle Fund III, O’Connor EQUUS. President and Director of SEI Structured Credit Fund, LP. President and Chief Executive Officer of SEI Alpha Strategy Portfolios, LP, June 2007 to September 2013. President and Director of SEI Opportunity Fund, L.P. to 2010.

WILLIAM M. DORAN 1701 Market Street Philadelphia, PA 19103 75 yrs. old	Trustee (Since 1991)	Self-Employed Consultant since 2003. Partner at Morgan, Lewis & Bockius LLP (law firm) from 1976 to 2003, counsel to the Trust, SEI Investments, SIMC, the Administrator and the Distributor.
INDEPENDENT BOARD MEMBERS[4]

JOHN K. DARR 71 yrs. old	Trustee (Since 2008)	Retired. CEO, Office of Finance, Federal Home Loan Banks, from 1992 to 2007.

JOSEPH T. GRAUSE, JR. 63 yrs. old	Trustee (Since 2011)	Self-employed consultant since January 2012. Director of Endowments and Foundations, Morningstar Investment Management, Morningstar, Inc., February 2010 to May 2011; Director of International Consulting and Chief Executive Officer of Morningstar Associates Europe Limited, Morningstar, Inc., May 2007 to February 2010.
1	Unless otherwise noted, the business address of each Trustee is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.
2	Each Trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.
3	Denotes Trustees who may be deemed to be “interested” persons of the Fund as that term is defined in the 1940 Act by virtue of their affiliation with the Distributor and/or its affiliates.
4	Board Members oversee 57 funds in The Advisors’ Inner Circle Fund.

THE ADVISORS’ INNER CIRCLE FUND	ACADIAN FUNDS
OCTOBER 31, 2015

deemed to be “interested” persons of the Trust as that term is defined in the 1940 Act by virtue of their affiliation with the Trust’s Distributor. The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling 1-866-226-6161. The following chart lists Trustees and Officers as of October 31, 2015.

Other Directorships Held by Board Member[5]

Current Directorships: Trustee of The Advisor’s Inner Circle Fund II, Bishop Street Funds, The KP Funds, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds and SEI Insurance Products Trust. President and Director of SEI Structured Credit Fund, L.P. Director of SEI Global Master Fund PLC, SEI Global Assets Fund PLC, SEI Global Investments Fund PLC, SEI Investments—Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Europe) Ltd., SEI Investments—Unit Trust Management (UK) Limited, SEI Multi-Strategy Funds PLC and SEI Global Nominee Ltd.

Former Directorships: Director of SEI Opportunity Fund, L.P. to 2010 and Director of the SEI Alpha Strategy Portfolio LP to 2013.

Current Directorships: Trustee of The The Advisors’ Inner Circle Fund II, Advisors’ Inner Circle Fund III, Bishop Street Funds, O’Connor EQUUS, Winton Series Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and The KP Funds. Director of SEI Investments (Europe), Limited, SEI Investments—Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Asia), Limited, SEI Global Nominee Ltd. and SEI Investments—Unit Trust Management (UK) Limited. Director of the Distributor since 2003.

Former Directorships: Director of the SEI Alpha Strategy Portfolio LP to 2013.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds and The KP Funds. Director, Federal Home Loan Bank of Pittsburgh. Director, Manna, Inc. (non-profit developer of affordable housing for ownership).

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds and The KP Funds. Director, The Korea Fund, Inc.
5	Directorships of Companies required to report to the Securities and Exchange Commission under the Securities Exchange act of 1934 (i.e., “public companies”) or other investment companies under the 1940 Act.

THE ADVISORS’ INNER CIRCLE FUND	ACADIAN FUNDS
OCTOBER 31, 2015

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND (Unaudited) (continued)
Name, Address, Age[1]	Position(s) Held with the Trust and Length of Time Served[2]	Principal Occupation(s) During the Past 5 Years
INDEPENDENT BOARD MEMBERS[3] (continued)

MITCHELL A. JOHNSON 73 yrs. old	Trustee (Since 2005)	Retired. Private investor and self-employed consultant (strategic investments) since 1994.

BETTY L. KRIKORIAN 72 yrs. old	Trustee (Since 2005)	Vice President, Compliance, AARP Financial Inc. from 2008-2010. Self-Employed Legal and Financial Services Consultant since 2003.

BRUCE R. SPECA 59 yrs. old	Trustee (Since 2011)	Global Head of Asset Allocation, Manulife Asset Management (subsidiary of Manulife Financial), June 2010 to May 2011; Executive Vice President—Investment Management Services, John Hancock Financial Services (subsidiary of Manulife Financial), June 2013 to June 2010.

GEORGE J. SULLIVAN, JR. 72 yrs. old	Trustee Lead Independent Trustee (Since 1999)	Retired since January 2012. Self-employed Consultant, Newfound Consultants Inc. April 1997 to December 2011.
OFFICERS

MICHAEL BEATTIE 50 yrs. old	President (Since 2011)	Director of Client Service at SEI from 2004 to 2011. Vice President at SEI from 2009 to November 2011.

STEPHEN CONNORS 31 yrs. old	Treasurer, Controller and Chief Financial Officer (since 2015)	Director, SEI Investments, Fund Accounting since December 2014. Audit Manager, Deloitte & Touche LLP, from 2011 to 2014. Audit Supervisor, BBD, LLP (formerly Briggs, Bunting & Dougherty, LLP), from 2007 to 2011.
1	Unless otherwise noted, the business address of each Trustee is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.
2	Each Trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.
3	Denotes Trustees who may be deemed to be “interested” persons of the Fund as that term is defined in the 1940 Act by virtue of their affiliation with the Distributor and/or its affiliates.

THE ADVISORS’ INNER CIRCLE FUND	ACADIAN FUNDS
OCTOBER 31, 2015

Other Directorships Held by Board Members[4]

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, The KP Funds, Bishop Street Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Institutional Investments Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds and SEI Insurance Products Trust. Director, Federal Agricultural Mortgage Corporation (Farmer Mac) since 1997.

Former Directorships: Director of the SEI Alpha Strategy Portfolio LP to 2013.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds and The KP Funds.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds and The KP Funds.

Current Directorships: Trustee/ Director of State Street Navigator Securities Lending Trust, The Advisors’ Inner Circle Fund II, Bishop Street Funds, SEI Structured Credit Fund, LP, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and The KP Funds; Member of the independent review committee for SEI’s Canadian-registered mutual funds.

Former Directorships: Director of SEI Opportunity Fund, L.P. to 2010, Director of the SEI Alpha Strategy Portfolio LP to 2013.

None.

None.

4	Directorships of Companies required to report to the Securities and Exchange Commission under the Securities Exchange act of 1934 (i.e., “public companies”) or other investment companies under the 1940 Act.

THE ADVISORS’ INNER CIRCLE FUND	ACADIAN FUNDS
OCTOBER 31, 2015

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND (Unaudited) (concluded)
Name, Address, Age[1]	Position(s) Held with the Trust and Length of Time Served[2]	Principal Occupation(s) During the Past 5 Years
OFFICERS[3] (continued)

RUSSELL EMERY 52 yrs. old	Chief Compliance Officer (Since 2006)	Chief Compliance Officer of SEI Structured Credit Fund, LP since 2007. Chief Compliance Officer of SEI Opportunity Fund, L.P., SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Daily Income Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, The Advisors’ Inner Circle Fund II and Bishop Street Funds since 2006; SEI Adviser Managed Trust since 2010, New Covenant Funds since 2012; SEI Insurance Products Trust and The KP Funds since 2013; The Advisors’ Inner Circle Fund III and O’Connor EQUUS, Winton Series Trust since 2014.

DIANNE M. DESCOTEAUX 38 yrs. old	Vice President and Secretary (Since 2011)	Counsel at SEI Investments since 2010. Associate at Morgan, Lewis & Bockius LLP from 2006 to 2010.

LISA WHITTAKER 37 yrs. old	Vice President and Assistant Secretary (Since 2013)	Attorney, SEI Investments Company (2012-present). Associate Counsel, The Glenmede Trust Company (2011 – 2012). Associate, Drinker Biddle & Reath LLP (2006 – 2011).

JOHN Y. KIM 34 yrs. old	Vice President and Secretary (Since 2014)	Attorney, SEI Investments Company (2014-present). Associate Stradley Ronon Stevens & Young (2009 – 2014).

BRIDGET E. SUDALL 35 yrs. old	Privacy Officer (Since 2015) AML Officer (Since 2015)	Anti-Money Laundering Compliance Officer and Privacy Officer since 2015. Senior Associate and AML Officer, Morgan Stanley Alternative Investment Partners, April 2011 to March 2015. Investor Services Team Lead, Morgan Stanley Alternative Investment Partners, July 2007 to April 2011.
1	Unless otherwise noted, the business address of each Trustee is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.
2	Each Trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.
3	Denotes Trustees who may be deemed to be “interested” persons of the Fund as that term is defined in the 1940 Act by virtue of their affiliation with the Distributor and/or its affiliates.

THE ADVISORS’ INNER CIRCLE FUND	ACADIAN FUNDS
OCTOBER 31, 2015

Other Directorships Held by Officer

None.

None.

None.

None.

None.

THE ADVISORS’ INNER CIRCLE FUND	ACADIAN FUNDS
OCTOBER 31, 2015

APPROVAL OF INVESTMENT ADVISORY AGREEMENT FOR THE ACADIAN FUNDS (Unaudited)

Investment Performance of the Funds and the Adviser

The Board was provided with regular reports regarding the Funds’ performance over various time periods, including since their inception, and information regarding the Funds’ performance since the Agreement was last renewed. The Trustees also reviewed reports prepared by the Funds’ administrator comparing the Funds’ performance to their benchmark indices and peer groups of mutual funds as classified by Lipper, an independent provider of investment company data, over various periods of time. Representatives from the Adviser provided information regarding and led discussions of factors impacting the performance of the Funds, outlining current market conditions and explaining their expectations and strategies for the future. The Trustees determined that the Funds’ performance was satisfactory, or, where the Funds’ performance was materially below their benchmarks and/or peer groups, the Trustees were satisfied by the reasons for the underperformance and/or the steps taken by the Adviser in an effort to improve the performance of the Funds. Based on this information, the Board concluded, within the context of its full deliberations, that the investment results that the Adviser had been able to achieve for the Funds were sufficient to support renewal of the Agreement.

Costs of Advisory Services, Profitability and Economies of Scale

In considering the advisory fees payable by the Funds to the Adviser, the Trustees reviewed, among other things, a report of the advisory fees paid to the Adviser. The Trustees also reviewed reports prepared by the Funds’ administrator comparing the Funds’ net and gross expense ratios and advisory fees to those paid by peer groups of mutual funds as classified by Lipper. The Trustees reviewed the management fees charged by the Adviser to other clients with comparable mandates. The Trustees considered any differences in management fees and took into account the respective demands, resources and complexity associated with the Funds and other client accounts as well as the extensive regulatory, compliance and tax regimes to which the Funds are subject. The Board concluded, within the context of its full deliberations, that the advisory fees were reasonable in light of the nature and quality of the services rendered by the Adviser.

The Trustees reviewed the costs of services provided by and the profits realized by the Adviser from its relationship with the Funds, including both direct benefits and indirect benefits, such as research and brokerage services received under soft dollar arrangements, accruing to the Adviser and its affiliates. The Trustees considered how

THE ADVISORS’ INNER CIRCLE FUND	ACADIAN FUNDS
OCTOBER 31, 2015

the Adviser’s profitability was affected by factors such as its organizational structure and method for allocating expenses. The Trustees concluded that the profit margins of the Adviser with respect to the management of the Funds were not unreasonable. The Board also considered the Adviser’s commitment to managing the Funds and its willingness to continue its expense limitation and fee waiver arrangements with the Funds.

The Trustees considered the Adviser’s views relating to economies of scale in connection with the Funds as Fund assets grow and the extent to which the benefits of any such economies of scale are shared with the Funds and Fund shareholders. The Board considered the existence of any economies of scale and whether those were passed along to the Funds’ shareholders through a graduated advisory fee schedule or other means, including fee waivers. The Trustees recognized that economies of scale are difficult to identify and quantify and are rarely identifiable on a fund-by-fund basis. Based on this evaluation, the Board concluded that the advisory fee was reasonable in light of the information that was provided to the Trustees by the Adviser with respect to economies of scale.

Renewal of the Agreement

Based on the Board’s deliberations and its evaluation of the information described above and other factors and information it believed relevant in the exercise of its reasonable business judgment, the Board, including all of the Independent Trustees, with the assistance of Fund counsel and Independent Trustees’ counsel, unanimously concluded that the terms of the Agreement, including the fees payable thereunder, were fair and reasonable and agreed to renew the Agreement for another year. In its deliberations, the Board did not identify any particular factor (or conclusion with respect thereto) or single piece of information that was all-important, controlling or determinative of its decision, but considered all of the factors together, and each Trustee may have attributed different weights to the various factors (and conclusions with respect thereto) and information.

THE ADVISORS’ INNER CIRCLE FUND	ACADIAN FUNDS
OCTOBER 31, 2015

NOTICE TO SHAREHOLDERS (Unaudited)

	Return of Capital	Long-Term Capital Gain Distribution	Ordinary Income Distributions	Total Distributions	Qualifying for Corporate Dividends Rec. Deduction (1)	Qualifying Dividend Income (2)	U.S. Government Interest (3)	Interest Related Dividend (4)	Short Term Capital Gain Dividends (5)	Foreign Tax Credit (6)
Acadian Emerging Markets Portfolio	0.00%	0.00%	100.00%	100.00%	0.00%	94.03%	0.00%	0.00%	0.00%	21.35%
Acadian Emerging Markets Debt Fund	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%

(1)	Qualifying dividends represent dividends which qualify for the corporate dividend received deduction and are reflected as a percentage of ordinary income distributions (the total of short term capital gain and net investment income distributions).

(2)	The percentage in this column represents the amount of “Qualifying Dividend Income” as created by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and is reflected as a percentage of ordinary income distributions (the total of short term capital gain and net investment income distributions). It is the intention of each of the aforementioned Portfolios to designate the maximum amount permitted by law.

(3)	“U.S. Government Interest” represents the amount of interest that was derived from direct U.S. Government obligations and distributed during the fiscal year. This amount is reflected as a percentage of ordinary income. Generally, interest from direct U.S. Government obligations is exempt from state income tax. However, for shareholders of The Advisors’ Inner Circle Fund – Acadian Emerging who are residents of California, Connecticut and New York, the statutory threshold requirements were not satisfied to permit exemption of these amounts from state income.

(4)	The percentage in this column represents the amount of “Interest Related Dividend” as created by the American Jobs Creation Act of 2004 and is reflected as a percentage of net investment income distributions that is exempt from U.S. withholding tax when paid to foreign investors.

(5)	The percentage in this column represents the amount of “Short-Term Capital Gain Dividends” as created by the American Jobs Creation Act of 2004 and is reflected as a percentage of short-term capital gain distributions that is exempt from U.S. withholding tax when paid to foreign investors.

(6)	The percentage in this column represents the amount of “Qualifying Foreign Taxes” as a percentage of ordinary distributions during the fiscal year ended October 31, 2015 amounting to $5,365,680 are expected to be passed through to the shareholders as foreign tax credits on Form 1099-DIV for the year ending December 31, 2015, which shareholders of this Portfolio will receive in late January, 2016. In addition, for the year ended October 31, 2015, gross foreign source income amounted to $50,445,994 for the Acadian Emerging Markets Portfolio.

The information reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2015. Complete information will be computed and reported in conjunction with your 2015 Form 1099-DIV.

Acadian Funds

P.O. Box 219009

Kansas City, MO 64121

1-866-AAM-6161

Adviser:

Acadian Asset Management LLC

260 Franklin Street

Boston, MA 02110

Distributor:

SEI Investments Distribution Co.

1 Freedom Valley Drive

Oaks, PA 19456

Administrator:

SEI Investments Global Funds Services

1 Freedom Valley Drive

Oaks, PA 19456

Legal Counsel:

Morgan, Lewis & Bockius LLP

1701 Market Street

Philadelphia, PA 19103

This information must be preceded or accompanied by a current prospectus for the Funds described.

ACA-AR-001-1400

Item 2.	Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, controller or principal accounting officer, and any person who performs a similar function.

Item 3.	Audit Committee Financial Expert.

(a)(1) The Registrant’s board of trustees has determined that the Registrant has at least one audit committee financial expert serving on the audit committee.

(a)(2) The audit committee financial experts are John Darr and George Sullivan, and they are independent as defined in Form N-CSR Item 3(a)(2).

Item 4.	Principal Accountant Fees and Services.

Fees billed by PricewaterhouseCoopers LLP (“PwC”) related to the Trust

PwC billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years were as follows:

		2015			2014
		All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval	All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval
(a)	Audit Fees	$116,100	$0	$0	$112,800	$0	$0
(b)	Audit-Related Fees	$0	$0	$0	$0	$0	$0
(c)	Tax Fees	$25,000	$0	$0	$25,000	$0	$0
(d)	All Other Fees	$0	$0	$4,000	$0	$0	$0

Fees billed by Ernst & Young LLP (“E&Y”) related to the Trust

E&Y billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years were as follows:

		2015			2014
		All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval	All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval
(a)	Audit Fees	$723,360	N/A	N/A	$595,010	N/A	N/A
(b)	Audit-Related Fees	N/A	N/A	N/A	N/A	N/A	N/A
(c)	Tax Fees	N/A	N/A	N/A	N/A	N/A	N/A
(d)	All Other Fees	N/A	N/A	N/A	N/A	N/A	N/A

Fees billed by Deloitte & Touche LLP (“D&T”) related to the Trust

D&T billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years were as follows:

		2015			2014
		All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval	All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval
(a)	Audit Fees	$130,000	N/A	N/A	$120,000	N/A	N/A
(b)	Audit-Related Fees	N/A	N/A	N/A	N/A	N/A	N/A
(c)	Tax Fees	$72,450	N/A	N/A	$34,500	N/A	N/A
(d)	All Other Fees	N/A	N/A	N/A	N/A	N/A	N/A

Fees billed by BBD, LLP (“BBD”) related to the Trust

BBD billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years were as follows:

		2015			2014
		All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval	All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval
(a)	Audit Fees	$110,000	N/A	N/A	$110,000	N/A	N/A
(b)	Audit-Related Fees	N/A	N/A	N/A	N/A	N/A	N/A
(c)	Tax Fees	N/A	N/A	N/A	N/A	N/A	N/A
(d)	All Other Fees	N/A	N/A	N/A	N/A	N/A	N/A

(e)(1)

All requests or applications for services to be provided by the independent auditor shall be submitted to the Chief Financial Officer (“CFO”) of the Registrant and must include a detailed description of the services proposed to be rendered. The Registrant ‘s CFO will determine whether such services (1) require specific pre-approval, (2) are included within the list of services that have received the general pre-approval of the audit committee or (3) have been previously pre-approved in connection with the independent auditor’s annual engagement letter for the applicable year or otherwise.

Requests or applications to provide services that require specific pre-approval by the audit committee will be submitted to the audit committee by the CFO. The audit committee will be informed by the CFO on a quarterly basis of all services rendered by the independent auditor. The audit committee has delegated specific pre-approval authority to either the audit committee chair or financial experts, provided that the estimated fee for any such proposed pre-approved service does not exceed $100,000 and any pre-approval decisions are reported to the audit committee at its next regularly scheduled meeting.

All services to be provided by the independent auditor shall be provided pursuant to a signed written engagement letter with the Registrant, the investment advisor or applicable control affiliate (except that matters as to which an engagement letter would be impractical because of timing issues or because the matter is small may not be the subject of an engagement letter) that sets forth both the services to be provided by the independent auditor and the total fees to be paid to the independent auditor for those services.

In addition, the audit committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the independent auditor and to assure the auditor’s independence from the Registrant, such as reviewing a formal written statement from the independent auditor delineating all relationships between the independent auditor and the Registrant, and discussing with the independent auditor its methods and procedures for ensuring independence.

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (PwC):

	2015	2014
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (E&Y):

	2015	2014
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (D&T):

	2015	2014
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (BBD):

	2015	2014
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(f) Not applicable.

(g) The aggregate non-audit fees and services billed by PwC for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal years were $29,000 and $25,000 for 2015 and 2014, respectively.

(g) The aggregate non-audit fees and services billed by E&Y for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal years were $55,300 and $79,100 for 2015 and 2014, respectively.

(g) The aggregate non-audit fees and services billed by D&T for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal years were $72,450 and $34,500 for 2015 and 2014, respectively.

(g) The aggregate non-audit fees and services billed by BBD for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal years were $0 and $0 for 2015 and 2014, respectively.

(h) During the past fiscal year, all non-audit services provided by Registrant’s principal accountant to either Registrant’s investment adviser or to any entity controlling, controlled by, or under common control with Registrant’s investment adviser that provides ongoing services to Registrant were pre-approved by the audit committee of Registrant’s Board of Trustees. Included in the audit committee’s pre-approval was the review and consideration as to whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to open-end management investment companies.

Item 6.	Schedule of Investments.

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable. Effective for closed-end management investment companies for fiscal years ending on or after December 31, 2005.

Item 9.	Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees during the period covered by this report.

Item 11.	Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report, are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There has been no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1) Code of Ethics attached hereto.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) also accompany this filing as an exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Advisors’ Inner Circle Fund

By (Signature and Title)*	/s/ Michael Beattie
Michael Beattie,
President

Date: January 8, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Michael Beattie
Michael Beattie,
President

Date: January 8, 2016

By (Signature and Title)*	/s/ Stephen Connors
Stephen Connors,
Treasurer, Controller & CFO

Date: January 8, 2016

*	Print the name and title of each signing officer under his or her signature.